UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT —
SUBJECT TO COMPLETION, DATED APRIL 18, 2025
[           ], 2025
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of the Stockholders of Applied Optoelectronics, Inc. (the “Company”), on [Day], [Date], 2025, at [    ] a.m. Central Time. We will hold the meeting at our principal office located at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the Proxy Statement. At this meeting, you are being asked to (i) elect the three Class III directors named in the Proxy Statement to hold office for three-year terms, (ii) ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2025, (iii) approve, on an advisory basis, the compensation of our named executive officers, (iv) consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended, to clarify the voting standard that applies to certain future amendments, and (v) consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock and common stock.
Please read the Proxy Statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person at the meeting, your vote is very important. Please submit your proxy or vote promptly by telephone or internet or by marking, signing, and returning your proxy card (if you have received one), so that your shares will be represented at the meeting. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a bank, broker, or other nominee, please follow the instructions you receive from your bank, broker, or other nominee to vote your shares.
We hope that you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
Chih-Hsiang (Thompson) Lin
Chairman and Chief Executive Officer

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On [           ], 2025
The 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Applied Optoelectronics, Inc., a Delaware corporation (the “Company”), will be held on [Day], [Date], 2025, at [    ] a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, for the following purposes:
1.   To elect the three Class III directors named in the Proxy Statement to serve for three-year terms until the 2028 annual meeting of stockholders and hold office until their respective successors are elected and qualified, which we refer to as Proposal No. 1.
2.   To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, which we refer to as Proposal No. 2.
3.   To approve, on an advisory basis, the compensation of our named executive officers, which we refer to as Proposal No. 3 or the “say-on-pay” vote.
4. To consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to clarify the voting standard that applies to certain future amendments, which we refer to as Proposal No. 4.
5. To consider and vote on the amendment of our Certificate of Incorporation to increase the number of authorized shares of capital stock and common stock, which we refer to as Proposal No. 5.
6.   To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
Our Board of Directors recommends a vote FOR Proposals No. 1, 2, 3, 4, and 5. Stockholders of record at the close of business on [           ], 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.
U.S. Securities and Exchange Commission (“SEC”) rules permit us to furnish proxy materials to stockholders over the Internet. We will be mailing to our stockholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting. If you would prefer to receive a paper copy of the proxy materials, you may request them by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. If you are a stockholder of record, you may vote your shares over the Internet at www.proxyvote.com, telephonically by dialing 1-800-690-6903 or if you requested to receive printed proxy materials, via your enclosed proxy card. If the shares you own are held in “street name” by a bank, broker, or other nominee, your bank, broker, or other nominee will provide a voting instruction form, or, if requested, a printed set of proxy materials together with a voting instruction form, which you may use to direct how your shares will be voted.
You are cordially invited to join us at the Annual Meeting. However, to ensure your representation, we request that you submit your proxy and vote at your earliest convenience, whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting by following the instructions in the accompanying Proxy Statement or by attending the Annual Meeting and voting in person. We look forward to seeing you at the Annual Meeting.
By order of the Board of Directors,
David Kuo
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
[           ], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [           ], 2025: The Notice of 2025 Annual Meeting of Stockholders, Proxy Statement and the 2024 Annual Report on Form 10-K are available at www.proxyvote.com.
Attending the Annual Meeting
The Annual Meeting will be held at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
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Doors open at [     ] a.m. Central Time.

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Meeting starts at [     ] a.m. Central Time.

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Attendance at the Annual Meeting is limited to our stockholders, their proxyholders, and guests of the Company. Proof of Company stock ownership and photo identification is required to attend the Annual Meeting.

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The use of cameras or other audio or video recording devices is not allowed.

Questions
For Questions Regarding:	Contact:
Annual Meeting	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com
Stock ownership for registered holders submit your proxy	Continental Stock Transfer & Trust Company at (800) 509-5586 (within the U.S. and Canada) or (212) 509-4000 (worldwide) or at cstmail@continentalstock.com
Stock ownership or voting for beneficial holders	Please contact your bank, broker, or other nominee
Voting for registered holders	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com

Applied Optoelectronics, Inc.

Page(s)
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2025	1
THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	4
CORPORATE GOVERNANCE	8
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
REPORT OF THE AUDIT COMMITTEE	16
PROPOSAL NO. 3 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	17
COMPENSATION COMMITTEE REPORT	18
EXECUTIVE OFFICERS	19
COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS	20
PROPOSAL NO. 4 TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CLARIFY THE VOTING STANDARD THAT APPLIES TO CERTAIN FUTURE AMENDMENTS	46
PROPOSAL NO. 5 TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK	48
EQUITY COMPENSATION PLAN INFORMATION	51
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	55
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	56
STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING	58
TRANSACTION OF OTHER BUSINESS	58
HOUSEHOLDING	58
APPENDIX A NON-GAAP FINANCIAL MEASURES — NON-GAAP EBITDA	A-1
APPENDIX B VOTE CLARIFICATION AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	B-1
APPENDIX C SHARE INCREASE AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	C-1

APPLIED OPTOELECTRONICS, INC.
13139 Jess Pirtle Blvd., Sugar Land, TX 77478
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [           ], 2025
The Board of Directors (the “Board”) of Applied Optoelectronics, Inc. (the “Company”) is soliciting your proxy for the 2025 Annual Meeting of Stockholders to be held on [           ], 2025, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and related materials are first being made available to stockholders beginning on [           ], 2025. A Notice of Internet Availability of Proxy Materials indicating how to access our proxy materials over the Internet will be sent, or given, to stockholders beginning on [           ], 2025. References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Applied Optoelectronics” are to Applied Optoelectronics, Inc. and its consolidated subsidiaries, and references to the “Annual Meeting” are to the 2025 Annual Meeting of Stockholders. This Proxy Statement covers our 2024 fiscal year, which was from January 1, 2024 through December 31, 2024 (“fiscal 2024”). Certain information contained in this Proxy Statement is incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2025 (the “Annual Report”).
THE ANNUAL MEETING
Record Date
Only stockholders of record of common stock at the close of business on April 17, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, there were approximately 55,342,560 shares of common stock outstanding and entitled to vote at the Annual Meeting.
Quorum
A majority of the shares of common stock entitled to vote as of the close of business on the Record Date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your bank, broker, or other nominee) or if you attend the meeting. In addition, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
Vote Required to Adopt Proposals
Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the three director nominees under Proposal No. 1 and to one vote on each other proposal.
Proposal No. 1 — Election of Directors.   The three director nominees to serve as Class III directors will be elected by a plurality of the votes properly cast by the stockholders entitled to vote at the Annual Meeting, where a quorum is present, meaning that the three nominees who receive the highest number of “FOR” votes will be elected as Class III directors. You may vote “FOR” or “WITHHOLD” with respect to each director nominee. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominee.
Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.   Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. Abstentions will have no effect on the outcome of the proposal, and there should be no broker non-votes on the proposal because brokers have discretion to vote on this proposal, as described in more detail below.
Proposal No. 3 — Advisory Vote on the Compensation of Our Named Executive Officers.   Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the proposal at the

Annual Meeting, where a quorum is present. However, the say-on-pay vote is only advisory in nature and has no binding effect on us or the Board. Nevertheless, the Board will consider the result of the say-on-pay vote when making future compensation decisions regarding our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal No. 4 — Approval of Amendment of our Certificate of Incorporation to Clarify the Voting Standard that Applies to Certain Future Amendments.   Approval of Proposal No. 4 requires the affirmative vote of not less than 66 2/3% of the outstanding shares of capital stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 4.
Proposal No. 5 — Approval of Amendment of our Certificate of Incorporation to Increase the Number of Authorized Shares of Capital Stock and Common Stock.   If Proposal No. 4 is approved, the affirmative vote of a majority of the votes cast affirmatively or negatively shall be required to approve Proposal No. 5, in which case abstentions and broker non-votes will have no effect on the approval of Proposal No. 5. If Proposal No. 4 is not approved, the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to approve Proposal No. 5, in which case abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 5.
Broker Non-Votes
If your shares are held in an account at a bank, broker, or other nominee, that bank, broker, or other nominee may vote your shares on Proposal No. 2 as a “routine” matter, but will not be permitted to vote your shares of common stock with respect to Proposals No. 1, 3, 4, and 5 unless you provide instructions as to how your shares should be voted (where no instructions are provided, this is a “broker non-vote”). If an executed proxy card is returned by a bank, broker, or other nominee holding shares which indicates that the bank, broker, or other nominee has not received voting instructions to vote on Proposals No. 1, 3, 4, and 5 the shares will not be considered to have been voted with respect to such matters, but will be considered present for the purposes of establishing quorum for the Annual Meeting. Your bank, broker, or other nominee will vote your shares of common stock on Proposals No. 1, 3, 4, and 5, only if you provide instructions on how to vote by following the instructions they provide to you. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Voting Instructions
If you timely vote by telephone or Internet or by marking, signing, and returning your proxy card (if you have received one), the persons named as proxies will follow your instructions. If no choice is indicated on the proxy card, but the proxy card is signed, the shares will be voted as the Board recommends on each proposal. Many banks, brokers and other nominees have a process for their beneficial owners to provide instructions via telephone or the Internet. The voting form that you receive from your bank, broker, or other nominee will contain instructions for voting.
Depending on how you hold your shares, you may vote in one of the following ways:
Stockholders of Record:   You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card (if you received one), or available at proxyvote.com. You may also vote by signing and returning your proxy card, if you received one, in the prepaid envelope, or by attending the Annual Meeting and voting in person.
Beneficial Stockholders:   Your bank, broker, or other nominee will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker, or other nominee to see which options are available to you. Since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a legal proxy.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on [           ], 2025. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting in person.

If you are a stockholder of record, you may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, by delivering written instructions to the Corporate Secretary at our principal executive offices before the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you vote again at the Annual Meeting. If your shares are held in an account at a bank, broker, or other nominee, you should contact your bank, broker, or other nominee for instructions regarding how to change your vote.
Electronic Availability of Proxy Statement and 2024 Annual Report
As permitted by SEC rules, we are making this Proxy Statement and our 2024 Annual Report available to stockholders electronically via the Internet at www.proxyvote.com. On or about [           ], 2025, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our 2024 Annual Report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the notice. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting.
Solicitation of Proxies
We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other nominees holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, without additional compensation.
Voting Results
We will announce preliminary voting results at the Annual Meeting. We will report final results on a Current Report on Form 8-K to be filed with the SEC within 4 business days after the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
We have a classified Board consisting of two Class I directors, two Class II directors and three Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at such annual meeting date. There are no arrangements or understandings between any director and any other person pursuant to which he or she is or was to be selected as a director of the Company.
The term of the Class III directors, Richard B. Black, Chih-Hsiang (Thompson) Lin, and Min-Chu (Mike) Chen, will expire at the upcoming Annual Meeting. Accordingly, three persons are to be elected to serve as Class III directors of the Board at the Annual Meeting. The Board’s nominees for election by the stockholders to those three positions are the current Class III members of the Board, Richard B. Black, Chih-Hsiang (Thompson) Lin, and Min-Chu (Mike) Chen. If elected, each nominee will serve for a term expiring at our annual meeting of stockholders in 2028 and hold office until their respective successors are duly elected and qualified. If any of the director nominees declines to serve or becomes unavailable for any reason (although we know of no reason to anticipate that this will occur), or if a vacancy occurs before the election, the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than three persons.
The three nominees for Class III director receiving the highest number of “FOR” votes will be elected as Class III directors.
We believe that each of our directors has demonstrated business acumen, ethical integrity, and an ability to exercise sound judgment as well as a commitment of service to us and our Board.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF RICHARD B. BLACK, CHIH-HSIANG (THOMPSON) LIN, AND MIN-CHU (MIKE) CHEN AS CLASS III DIRECTORS.
Biographical information concerning each of our directors, including the nominees, is set forth below as of April 17, 2025. Also set forth below are the specific experience, qualifications, attributes, or skills that led our nominating and corporate governance committee to conclude that each person should serve as a director.
Name	Age	Director Since
Class I Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders:
Che-Wei Lin	61	2014
Elizabeth Loboa	58	2020
Class II Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders:
William H. Yeh	72	2000
Cynthia (Cindy) DeLaney	59	2021
Class III Directors Whose Terms Expire at this Annual Meeting:
Chih-Hsiang (Thompson) Lin	62	1997
Richard B. Black	91	2001
Min-Chu (Mike) Chen	75	2013
Nominees for Election to a Three Year Term Expiring at the 2028 Annual Meeting of Stockholders
Chih-Hsiang (Thompson) Lin, Ph.D., founded Applied Optoelectronics, Inc. in February 1997 and has served as President and Chief Executive Officer since our inception. He currently serves as the Chairman of our Board, a position he has held since January 2014. He also previously served as Chairman of our Board from May 2000 through September 2002, and again from June 2008 through October 2009. Since May 2015, Dr. Lin has served on the University of Missouri’s Chancellor’s Advisory Group and since November 2016 he has served as a chair on the University of Missouri’s Industrial Advisory Board for the College of Engineering. Dr. Lin also served as a research associate professor from 1998 to 2000 and as a senior research scientist from

1994 to 1998 at the University of Houston. Dr. Lin received a B.S. in Nuclear Engineering from National Tsing Hua University in Taiwan and a M.S. and Ph.D. in Electrical and Computer Engineering from University of Missouri — Columbia. The Board believes that Dr. Lin is qualified to serve as a director based on his extensive background in business management, technological expertise, his role as founder, President and Chief Executive Officer and his deep knowledge in our industry from years of service on our Board.
Richard B. Black has served as the Chairman and Chief Executive Officer of ECRM, Incorporated, a worldwide supplier of laser-based imaging equipment, from 1983 until the company was acquired by Eastman KODAK Corp. in 2021. From 2014 to 2017, he also served as President and Chief Executive Officer and a director of CRON-ECRM LLC, a worldwide supplier of laser-based imaging equipment. Beginning in 1989, Mr. Black was a director of Oak Technology, Inc., a manufacturer of semi-conductors for optical storage and laser printers, and then became President in 1998 and vice chairman of the board of directors in 1999 until its merger with Zoran, Inc. in 2003. Mr. Black previously served as President and CEO of AM International from 1980 to 1982. He served as a Division President of Maremont Corporation, a manufacturer of auto parts and textile machinery, from 1967 to 1972, then as Maremont’s Executive Vice President and then President and CEO from 1972 to 1979. When Maremont was acquired by Alusuisse in 1979, he served as President and CEO of Alusuisse of America until 1981. He served as a director and chairman of the audit committee of GSI Group, a manufacturer of lasers, laser systems, semi-conductor equipment, from 1998 to 2012, and was its chairman of its board of directors from 2006 to 2012. Mr. Black served as a director and Chairman of the audit committee of Alliance Fiber Optics Products, Inc. (Nasdaq: AFOP) from 2002 until its acquisition by Corning in 2016. He serves as a director of TREX Enterprises, Inc., a defense technology company, a position he has held since 2000, and serves as director and Chairman of the Board of Directors of Hamillroad Software Ltd., a supplier of imaging software to the printing and packaging industries since January 2023. Mr. Black has served as trustee of the Institute for Advanced Study at Princeton since 1990, and became its Vice Chairman in 2006, and Trustee Emeritus since 2012. He has served as a trustee of the American Indian College Fund, Beloit College, and Bard College. At the University of Chicago, he serves on the Board of Governors of the University’s Smart Museum of Art and previously served on the Dean’s Council of the Physical Sciences Division. Mr. Black received a B.S. in Engineering from Texas A&M University, an MBA from Harvard University, and an honorary Ph.D. from Beloit College. The Board believes that Mr. Black is qualified to serve as a director based on his extensive business and financial management and leadership experience, and his service on other private company and publicly held company’s boards of directors as both a chief executive officer and chairman of the audit committee. He brings to the Board expertise in the fields of general management, accounting, and internal controls.
Min-Chu (Mike) Chen, Ph.D. has been a partner and member of the board of directors of EverRich Capital Inc., a financial consulting company, since 2001. Since May 2010, he has served as executive director of C&C International Services, Inc., a petrochemical equipment services and marketing company. Dr. Chen is the co-founder and has served as executive director of EABO Information Technology (Shanghai), Co. Ltd., an IIoT technology platform company, since 2018. Dr. Chen is the co-founder and has served as a director of KidTech, Inc., a Houston based personalized healthcare solution provider for children, since May 2023. From March 1994 to June 2022, Dr. Chen served as a board member of PCTEL, Inc. (Nasdaq: PCTI). From September 2008 to April 2010, Dr. Chen served as the Chief Executive Officer of SilverPAC, Inc., a consumer electronics business. From 2011 to 2018, he served as the Asia Pacific Director for U.S. Flow Control Group Pte. Ltd., a petroleum equipment manufacturer and services company. From 2016 to 2023, he served as Vice Chairman of the board of directors of Shandong SicerKline Advanced Material Co., Ltd., a surface-etched silicon carbide and alumina mini-whisker manufacturing plant for ceramic applications. Dr. Chen was previously employed by Exxon as a Senior Research Engineer in the Drilling and Completion Division and as a Senior Engineer at Transocean. Dr. Chen received a Ph.D. in Ocean Engineering from Oregon State University and B.S. in Naval Architecture from National Ocean University. The Board believes that Dr. Chen is qualified to serve as a director based on his business management experience, his service on other private company boards of directors and his prior service on the board of a publicly held company.
Directors Continuing in Office until the 2026 Annual Meeting of Stockholders
Che-Wei Lin has served as a director on our Board since January 2014, and previously served as a director on our Board from December 2006 to October 2009. Since November 2007, Mr. Lin has served as the President of ASMedia Technology Inc., a chipset manufacturer. Since November 2009, Mr. Lin has also served as the

Corporate Vice President of the Motherboard Business Unit of the Open Platform Business Group of ASUSTek Computer Inc., a computer hardware and electronics company. Mr. Lin was employed at VIA Technologies, Inc., a manufacturer of integrated circuits and motherboard chipsets, from 1993 to 2007 in various positions, including President of the Desktop Platform Business Unit, Vice President of the System Platform Division and Vice President of OEM and Chipset Product Marketing. Mr. Lin received a B.S. in Electrical Engineering from Fu Jen University in Taiwan and a M.S. in Electrical Engineering from the University of Missouri. The Board believes that Mr. Lin is qualified to serve as a director based on his business and financial management and leadership experience and his years of service on our Board.
Elizabeth Loboa, Ph.D. has served as the Provost and Vice President for Academic Affairs at Southern Methodist University since 2020. From 2018 to 2020, Dr. Loboa served the University of Missouri System and the University of Missouri as Vice Chancellor for Strategic Partnerships, Dean and Ketcham Professor of the College of Engineering, University of Missouri System Review Committee for Excellence in Research and Creative Works, Council of Leaders, MU Engagement Council, Translational Precision Medicine Complex (TPMC, now called Roy Blunt NextGen Precision Health building) Academic and Research Programming Group, University of Missouri System Taskforce for Innovation, and served on the Board of Directors for the Missouri Innovation Center. She also held various leadership and service roles related to her profession. In 2018, she served as Coordinator of the Precision Medicine Summit for the University of Missouri System. In 2017, she served as Co-Chair of the University of Missouri Chancellor Search Committee. During her time as dean at University of Missouri, Dr. Loboa also served as adjunct professor in the Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2003 to 2015, she served as Director of the Cell Mechanics Laboratory, Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2014 to 2015, she served as adjunct professor in the Departments of Biotechnology, Physiology and Fiber and Polymer Science at North Carolina State University and in the Department of Orthopedics and Curriculum in Oral Biology at University of North Carolina-Chapel Hill. From 2014 to 2015, she served as Professor of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University and the Department of Materials Science and Engineering at North Carolina State University. She also served as Associate Chair of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University from 2013 to 2015. Dr. Loboa received a B.S. in Mechanical Engineering from the University of California, Davis, an M.S.E in Biomechanical Engineering from Stanford University, and a Ph.D. in Mechanical Engineering from Stanford University. The Board believes Dr. Loboa is qualified to serve as a director based on her leadership experience, extensive experience in academia and broad knowledge in biomedical engineering.
Directors Continuing in Office until the 2027 Annual Meeting of Stockholders
William H. Yeh has served as the Chief Executive Officer and President of Golden Star Management, Inc., a real estate investment and management company, since 1997. In addition, since 2005, he has served as President of Pearlyeh Investments Inc., a real estate development and investment company. Since 2014, he has served as President of Stonemetal Capital, LLC, an equity financial company and as President of Pearl Yeh Charitable Foundation LLC, a charitable foundation focused on cultural exchange and education programs. He served as the Vice Chairman of Central Bancorp, Inc. (the holding company of United Central Bank, now Hanmi Bank) from 1997 to 2014. He served as an Advisor of Hanmi Bank for the Texas region from 2014 to 2019. Mr. Yeh received a B.S. from National Cheng Kung University in Taiwan and a M.S. from University of Houston — Clear Lake. The Board believes that Mr. Yeh is qualified to serve as a director based on his business and financial management and leadership experience, as well as his extensive knowledge of the Company and our industry from his years of service on our Board.
Cynthia (Cindy) DeLaney has served as the Global Fuel Oil commodity trading manager for Shell Trading since January 2014. In this role, she manages Shell’s Global Fuel Oil Trading activities with primary trading offices in Singapore, Rotterdam, and Houston, covering Asia, Europe, and the Americas, and other offices in cities such as Calgary, Dubai, and Moscow. For the nine years prior, from 2005 to 2013, she managed the Americas Fuel Oil Trading team. Before her position as the Americas Trading Manager, Ms. DeLaney was a trader in fuel oil, VGO, gasoline and gasoline components from 1999 to 2005. She has over 25 years’ experience as a trader and in technical aspects of the petrochemical/refining industry. In her role as the Global Trading Manager of Fuel Oil, Ms. DeLaney has increased the profitability of Shell’s global fuel oil trading business which grew steadily over her tenure. Since October 2016, Ms. DeLaney has served as a director and Vice President of Shell Trading US Company (STUSCo). She is also a member of the Executive group of the Houston Chapter of the Women’s Energy Network (WEN) which works to promote and develop women’s careers in Energy and STEM fields. Ms. DeLaney started her working career in 1991 as an Electrical Engineer at Arco Chemical Company (now Lyondell) in Houston. She moved from technical to commercial activities at Arco, eventually trading MTBE and gasoline components from Arco’s Newtown Square, Pennsylvania headquarters. In 1998, she moved to Koch Industries, in Houston, to trade MTBE before being hired in 1999 by Shell to trade gasoline, and then Fuel Oil and VGO. Ms. DeLaney received a B.S. in Electrical Engineering from Louisiana State University. The Board believes Ms. DeLaney is qualified to serve as a director based on her leadership experience and extensive experience in business.

CORPORATE GOVERNANCE
Director Independence
The Board has determined that, other than Dr. Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer, each of the current members of the Board is an “independent director” for purposes of The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term relates to membership on the Board. In making these determinations, our Board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.
Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Dr. Chih-Hsiang (Thompson) Lin. The Board believes that combining the positions of Chief Executive Officer and Chairman of the Board, or Chairman, helps to ensure that the Board and management act with a common purpose, providing a single, clear chain of command to execute our strategic initiatives and business plans. In addition, the Board believes that a combined Chief Executive Officer and Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. In light of our Chief Executive Officer’s extensive history with and knowledge of our Company, the Board also believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chairman.
Our Board appointed William H. Yeh as lead independent director of our Board in April 2018. As our lead independent director, Mr. Yeh (i) serves as chair of executive sessions of the independent members of the Board; (ii) serves as chair of meetings of the Board if the Chairman of the Board is absent; (iii) serves as the designated liaison between the independent members of the Board, the full Board and the management of the Company; (iv) approves information sent to the Board; (v) approves meeting agendas of the Board; (vi) approves meeting schedules to assure there is sufficient time for discussion of all agenda items; (vii) has the authority to call meetings of the independent directors; and (viii) if requested by major stockholders, ensures that he is available for consultation and direct communication.
Executive Sessions
Non-management directors generally meet in executive session without management present. The Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer, who is the only non-independent director on the Board.
Meetings of the Board of Directors and Committees
The Board held five meetings during the fiscal year ended December 31, 2024. The Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.
The following table sets forth the standing committees of the Board and the members of each committee as of April 17, 2025:
Name of Director	Audit	Compensation	Nominating and Corporate Governance
Richard B. Black	Chair		X
Min-Chu (Mike) Chen	X	Chair
William H. Yeh		X	Chair
Che-Wei Lin		X
Elizabeth Loboa			X
Cynthia (Cindy) DeLaney	X

Audit Committee
Our audit committee currently consists of Richard B. Black, Cynthia (Cindy) DeLaney and Min-Chu (Mike) Chen. Our Board has determined that Mr. Black, Ms. DeLaney, and Dr. Chen each satisfy the independence and financial literacy requirements under the applicable rules and regulations of the SEC and Nasdaq. Mr. Black serves as the chairman of this committee, and our Board has determined that he qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC and has the requisite financial sophistication as defined under the applicable Nasdaq rules. Our audit committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its charter, the audit committee’s responsibilities include, but are not limited to:
•
overseeing management’s implementation and maintenance of a system of internal controls over accounting and financial reporting systems to support the integrity, accuracy, completeness, and timeliness of financial statements and related public filings and disclosures;

•
overseeing the adoption and implementation of guidelines and policies with respect to risk management, including discussing with the Board significant financial risk exposures and actions taken by Board committees to oversee the policies addressing the risks associated with their respective areas of oversight;

•
overseeing the establishing and maintenance of our anonymous compliance hotline and website portal, ensuring all non-retaliation policies described in the Code of Business Conduct and Ethics are strictly complied with;

•
meeting with our independent auditors and with internal financial personnel regarding these matters;

•
appointing, compensating, retaining, and overseeing the work of our independent auditors;

•
pre-approving audit and non-audit services of our independent auditors;

•
reviewing our audited financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•
establishing procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing us audit services;

•
reviewing all related-party transactions for approval;

•
reviewing and reassessing the adequacy of the audit committee’s charter at least annually and recommending any changes to our Board; and

•
reviewing and evaluating the audit committee’s own performance.

Our independent auditors and internal financial personnel meet in private with our audit committee on a regular basis and have unrestricted access to this committee.
The audit committee held five meetings during the fiscal year ended December 31, 2024. Additional information regarding the audit committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.
Compensation Committee
Our compensation committee currently consists of Min-Chu (Mike) Chen, Che-Wei Lin, and William H. Yeh, each of whom is not an employee and is “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Dr. Chen serves as the chairman of this committee. Our compensation committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Pursuant to its charter, our compensation committee has responsibility for developing, implementing, and overseeing our executive and incentive compensation policies and programs. Under its current charter, the compensation committee’s responsibilities include, but are not limited to:
•
reviewing and approving all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

•
reviewing and approving annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluating the performance of the Chief Executive Officer;

•
reviewing and approving incentive-based or equity-based compensation plans in which our executive officers participate;

•
reviewing and approving all compensation for executive officers, including incentive-based and equity-based compensation, and overseeing the evaluation of management;

•
considering an executive officer’s performance as it relates to both legal compliance and compliance with internal policies and procedures when determining, setting, or approving compensation arrangements;

•
approving all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

•
periodically reviewing and advising our Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers relative to comparable companies in our industry;

•
reviewing and reassessing the adequacy of the compensation committee charter and recommending any changes to our Board on an annual basis;

•
reviewing and evaluating the compensation committee’s own performance;

•
reviewing with the Chairman of the Board and the Chief Executive Officer the succession plan relating to the Chief Executive Officer and the management development plan and making recommendations to the Board with respect to such plans;

•
reviewing the compensation paid to non-employee directors and making recommendations to the Board for any adjustments; and

•
receiving and reviewing an annual report of all reported transactions in equity securities of the Company of any officer or director who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

The compensation committee may delegate its authority to a subcommittee to make grants of compensatory equity awards to executive officers and other employees, provided that these grants are made within established guidelines. In addition, the compensation committee may obtain advice or assistance from compensation consultants, legal counsel, or other advisors to perform its duties, provided that the compensation committee shall periodically assess the independence of any such compensation consultant as required by Nasdaq rules and applicable law.
In 2024, the compensation committee retained Aon — the Human Capital Solutions practice of Aon plc (“Aon”) — as its compensation consultant for executive officer and director compensation. Aon reports directly to the compensation committee and to the compensation committee chair. While Aon coordinates with our management for data collection, including obtaining the job descriptions for our executive officers, Aon does not provide any other services to us. The compensation committee has evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Aon.
The compensation committee held six meetings during the fiscal year ended December 31, 2024.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of William H. Yeh, Elizabeth Loboa and Richard B. Black, each of whom is not an employee and is otherwise “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Mr. Yeh serves as the chairman of this committee. Our nominating and corporate governance committee oversees and advises the Board with respect to corporate governance matters, assists the Board in identifying and recommending qualified candidates for nomination to the Board, makes recommendations to the Board with respect to assignments to committees of the Board and oversees the evaluation of the Board. The nominating and corporate governance committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its current charter, the nominating and corporate governance committee’s responsibilities include, but are not limited to:
•
identifying, evaluating and recruiting individuals to become Board members and reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the Company’s business and strategy at the time and the current make-up of the Board; this assessment of Board skills, experience, and background includes, among numerous diverse factors, such as independence; understanding of and experience in manufacturing, technology, finance, and marketing; senior leadership experience; international experience; age; and diversity with respect to race, ethnicity, gender, and geography, which includes its commitment to actively seek women and minority candidates for the pool from which board candidates are chosen;

•
considering director candidates submitted by stockholders and determining the procedure to be followed by stockholders in submitting such recommendations;

•
recommending Board committee structure and responsibilities to be included in the charter of each committee of the Board to be submitted to the full Board for consideration;

•
recommending directors to serve on each Board committee and suggesting rotations for chairpersons of the Board committees as the nominating and corporate governance committee deems appropriate;

•
recommending corporate governance standards to the Board;

•
evaluating and recommending any revisions to Board and Board committee meeting policies;

•
developing principles of corporate governance and recommend such principles to the Board;

•
working with the audit committee of the Company in fulfilling its duties related to corporate governance and oversight of the Company’s compliance with applicable laws and regulations;

•
reviewing the effectiveness of the operation of the Board and Board committees, including the corporate governance and operating practices;

•
reviewing and reassessing the adequacy of the nominating and corporate governance committee charter and recommending any changes to the Board; and

•
reviewing and evaluating the nominating and corporate governance committee’s own performance.

The nominating and corporate governance committee held one meeting during the fiscal year ended December 31, 2024.
Director Nominations
Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a Board that brings to our Company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. Although the Company does not have a formal policy on diversity, the nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise, and other demographic factors, as well as with respect to gender, racial and ethnic diversity. When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the Board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all Board and committee responsibilities. Members of the Board are expected to rigorously prepare for, attend and participate in all meetings of the Board and applicable committee meetings. Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees.
The nominating and corporate governance committee evaluates annually the current members of the Board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and corporate governance committee regularly assesses the optimum size of the Board and its committees and the needs of the Board for various skills, background, and business experience in determining if the Board requires additional candidates for nomination.
Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.
The nominating and corporate governance committee will consider director candidates validly recommended by stockholders. The process for evaluating stockholder-recommended nominees is no different than the process for evaluating nominees identified by the nominating and corporate governance committee. If, rather than recommending a candidate to the nominating and corporate governance committee for consideration, a stockholder wishes to formally nominate a director, such stockholder must comply with the applicable procedural requirements in our Amended and Restated By-laws, as amended (the “By-laws”), including the nomination deadline described under the heading “Stockholder Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement.
Communications with the Board
Stockholders and other interested parties who wish to communicate with our Board, including our independent or non-management directors as a group, our independent lead director, or any other individual director, may do so by submitting a written communication to our Chief Legal Officer at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Chief Legal Officer for forwarding to our Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Chief Legal Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Stockholder Engagement
Historically, our management team has interacted with stockholders primarily in connection with industry conferences, investor updates, and fundraising activity.
In past outreach efforts, we heard that some stockholders may be interested in more disclosure regarding succession planning and other governance practices to improve stockholder access.
In addition, our Board recognizes that stockholders may have differing opinions with respect to classified or staggered boards of directors. Our Board has maintained its classified structure that was established prior to our initial public offering because a staggered board can enhance stability and continuity by ensuring that each director possesses the experience and background to understand our complex business, including our management’s strategy for growth. A classified board also encourages directors to have a long-term perspective and reduces vulnerability to invasive and coercive takeover tactics that do not benefit stockholders and may divert valuable management resources.
We value our stockholders’ perspective on these matters and others and look forward to the information that we will be able to gather through additional stockholder engagement.

Management Succession Planning
A primary responsibility of the Board is planning for Chief Executive Officer succession and overseeing identification and development of other members of the senior leadership team. The Board and the compensation committee work with the Chief Executive Officer to plan for succession. For the Chief Executive Officer, the succession plan covers identification of internal candidates, and professional and leadership development plans for internal candidates. The Board from time to time reviews the Chief Executive Officer succession plan. The criteria used to assess potential Chief Executive Officer candidates are formulated based on the Company’s business strategies, and include strategic vision, leadership, and operational execution. The Board maintains an emergency succession contingency plan that is reviewed on an annual basis by the Board and compensation committee. The plan identifies roles and responsibilities of individuals who would act if an unforeseen event prevented the Chief Executive Officer from continuing to serve. The Board may review development and succession planning more frequently as it deems necessary or desirable.
Director Attendance at Annual Meetings
We do not have a formal policy regarding Board members attendance at annual meetings, but all members of our Board are encouraged to attend each annual meeting of stockholders. We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our Board taking into account the directors’ schedules. Two of our directors attended our 2024 Annual Meeting of Stockholders.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of our Board members, employees, and executive officers, including our Chief Executive Officer (Principal Executive Officer), and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). We have made the Code available on our website at www.ao-inc.com.
We intend to satisfy the public disclosure requirements regarding (1) any amendments to the Code, or (2) any waivers under the Code given to our Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer by posting such information on our website at www.ao-inc.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
Compensation Committee Interlocks and Insider Participation
None of our employees, executive officers, or former executive officers serve as a member of our compensation committee, and none of our executive officers serve on any other committee serving an equivalent function for any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee.
Compensation Policies and Risk Management Practices
We do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on our Company. We believe that the combination of different types of compensation as well as the structure and overall amount of compensation, together with our internal controls and oversight by the Board, mitigates potential risks. We also provide a base level of equity compensation through our equity incentive program, helping to smooth out the impact of unexpected challenges to our operating plan.
One of the key functions of the Board is informed oversight of our various processes for managing risk. The Board administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board that address risks associated with their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing risk exposure in our strategic plans, development programs, corporate goals and operating plans, and cybersecurity. Our audit committee has the responsibility to consider and discuss our major exposures to financial risk and the steps our management takes to monitor and control these exposures, including guidelines, policies, and processes. The audit committee also monitors our compliance with various legal and regulatory requirements, monitors our whistleblower system, and oversees the performance of our internal audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the Board meets with certain members of our executive team, including the heads of our different organizational functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business. The Board considers the Company’s risk profile and other aspects of our business in assessing the leadership structure of the Board from time to time.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has selected Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Grant Thornton has served as our auditor since 2008. A representative of Grant Thornton is expected to be present at the Annual Meeting to be available to provide a statement if they desire to do so and respond to appropriate questions.
Fees Billed by Grant Thornton
The following table sets forth the aggregate fees billed by Grant Thornton for services provided in the fiscal years ended December 31, 2024 and 2023:
	Fiscal 2024	Fiscal 2023
Audit fees(1)	$1,584,810	$1,619,895
Total	$1,584,810	$1,619,895

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements, audit of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, consultations concerning financial reporting in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered securities offerings. Other than audit fees, there were no other fees incurred for services provided by Grant Thornton during the fiscal year ended December 31, 2024.

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm
The audit committee has determined that all services performed by Grant Thornton for the fiscal years ended December 31, 2024 and 2023 were compatible with maintaining the independence of Grant Thornton. The audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. In 2024, 100% of the services rendered to us by Grant Thornton were pre-approved by the audit committee. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, is required for approval of this proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the advisory vote. Because your vote is advisory, it will not be binding on the Board or the Company. Your bank, broker, or other nominee will have discretion to vote any uninstructed shares on this proposal. If the stockholders do not approve the ratification of Grant Thornton as our independent registered public accounting firm, the audit committee will review its future selection in light of the vote result, but may still appoint Grant Thornton in the future. Even if the selection is ratified, the audit committee in its discretion may appoint a different registered public accounting firm at any time during the year if the committee determines that such change would be appropriate.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE
The audit committee oversees the Company’s financial reporting process on behalf of the Board. The audit committee is responsible for retaining the Company’s independent registered public accounting firm, evaluating its independence, qualifications, and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.
Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. The Company’s independent registered public accounting firm, Grant Thornton, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.
The audit committee has reviewed and discussed with management the Company’s audited financial statements. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Respectfully submitted,
AUDIT COMMITTEE
Richard B. Black, Chairman
Cynthia (Cindy) DeLaney
Min-Chu (Mike) Chen

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and related rules of the SEC, we are providing stockholders an advisory vote, or say-on-pay vote, on the compensation of our named executive officers as described in this Proxy Statement.
At our 2024 Annual Meeting of Stockholders, 90.17% of votes cast voted in favor of the compensation of our named executive officers. The compensation committee interpreted stockholder approval of the executive compensation program at such a high level as indicating that a substantial majority of stockholders viewed the Company’s executive compensation program, plan design and governance as continuing to be well aligned with stockholder interests, their investor experience and business outcomes.
The say-on-pay vote is a non-binding vote on the compensation of our named executive officers as described in this Proxy Statement in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and accompanying narrative disclosure. The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
In connection with this proposal, you are encouraged to carefully review the “Compensation Discussion and Analysis” section as well as the information contained in the compensation tables and accompanying narrative disclosure contained in this Proxy Statement. As described more fully in the “Compensation Discussion and Analysis” section and below, our compensation philosophy, policies and practices seek to pay for performance and align stockholder and executive interests. Consistent with that philosophy, the compensation committee of the Board believes our executive compensation program is reasonable and aligned with stockholder interests.
The Board recommends that you vote in favor of the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Rule 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and accompanying narrative disclosure, is hereby approved.”
The vote on this proposal is advisory and nonbinding on the Company. However, the Board and the compensation committee will consider the outcome of the vote when making future compensation decisions regarding our named executive officers.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, is required to approve this Proposal No. 3. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on this Proposal No. 3.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS
DESCRIBED IN THIS PROXY STATEMENT.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the below section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the compensation committee has recommended to the Board that the section titled “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in this Proxy Statement.
Respectfully submitted,
COMPENSATION COMMITTEE
Min-Chu (Mike) Chen, Chairman
Che-Wei Lin
William H. Yeh

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our executive officers.
Name	Age	Position(s)
Chih-Hsiang (Thompson) Lin	62	President, Chief Executive Officer, and Chairman of the Board of Directors
Stefan J. Murry	52	Chief Financial Officer and Chief Strategy Officer
Hung-Lun (Fred) Chang	61	Senior Vice President and North America General Manager
Shu-Hua (Joshua) Yeh	59	Senior Vice President and Asia General Manager
David C. Kuo	42	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Dr. Chih-Hsiang (Thompson) Lin’s biography can be found on page 4 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers, including our other named executive officers, are below.
Stefan J. Murry, Ph.D., has served as our Chief Financial Officer since August 2014 and our Chief Strategy Officer since December 2012. Previously, Dr. Murry served as our Vice President of Sales and Marketing from June 2004 until December 2012, our Director of Sales and Marketing from January 2000 to June 2004 and as a Senior Engineer of Device Packaging from February 1997 to January 2000. He also previously served as Research Associate from 1991 to 1999 and Mission Control Specialist from 1992 to 1997 with the Space Vacuum Epitaxy Center in Houston, Texas. Dr. Murry has been issued multiple patents in the optoelectronics industry, as well as in various related and complimentary industries. Dr. Murry received a B.S. and M.S. in Physics and a Ph.D. in Electrical Engineering from the University of Houston.
Hung-Lun (Fred) Chang, Ph.D., has served as our North America General Manager and Senior Vice President of Optical Component Business Unit since October 2012. Previously, Dr. Chang served as Vice President of our Optical Module Division from March 2004 until October 2012, our Director of Manufacturing from June 2002 to March 2004, and as our Deputy Packaging Manager from April 2001 to May 2002. Dr. Chang has held numerous positions in the optoelectronics industry throughout his career. His most recent position prior to joining us was Deputy Manager from 2000 to 2001 of the Optical Active Component Group at Hon-Hai Precision Industry Co., Ltd., which is based in Taiwan. He was also a researcher and project manager of the Optoelectronic Module Technology group at Chunghwa Telecom Co., Ltd. from 1996 to 2000. Dr. Chang received a B.S. in Electrophysics and a Ph.D. in Electro-Optical Engineering from National Chiao Tung University in Taiwan.
Shu-Hua (Joshua) Yeh has served as our Asia General Manager since February 2015 and as Senior Vice President of our Network Equipment Module Business Unit since November 2012. Previously, Mr. Yeh served as our General Manager of our Video Equipment Division of Global Technology Inc., our China subsidiary, since its acquisition by us in March 2006 and had served as its President and Chief Executive Officer from April 2002 until the acquisition. From May 1995 to April 2002, Mr. Yeh served as a Vice President of Sales and Marketing of Twoway CATV Technology Inc. Mr. Yeh received a B.S. in Mechanical Engineering and a M.S. in Automatic Control Science from National Chung Shing University in Taiwan.
David C. Kuo has served as our Senior Vice President and Chief Legal Officer since May 2023, our Chief Compliance Officer since August 2013 and as our Corporate Secretary since November 2012. Previously, Mr. Kuo served as our Vice President and General Counsel from August 2013 to May 2023, and served as our Assistant General Counsel from May 2009 until August 2013, and as our Asia Legal Manager from January 2011 until August 2013. Mr. Kuo received a J.D. from South Texas College of Law and a BBA degree in Real Estate from Baylor University.
Our executive officers are elected by, and serve, at the discretion of our Board. There are no family relationships among any of our directors or executive officers.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers (“NEOs”). For 2024, these individuals were:
•
Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer (our “CEO”);

•
Stefan J. Murry, our Chief Financial Officer and Chief Strategy Officer (our “CFO”);

•
Hung-Lun (Fred) Chang, our Senior Vice President and North America General Manager;

•
Shu-Hua (Joshua) Yeh, our Senior Vice President and Asia General Manager; and

•
David C. Kuo, our Senior Vice President, Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary.

This CD&A provides an overview of our executive compensation philosophy and objectives and describes the decisions made regarding the material elements of our executive compensation program during 2024. To provide a performance viewpoint, the CD&A also summarizes most recent revenue and total stockholder return (“TSR”) performance.
Company Performance
The compensation committee considers Company performance when determining compensation actions. 2024 was an exceptionally strong year in terms of revenue growth and stockholder value creation, and set the foundation for future growth. The chart below summarizes our five-year revenue growth and TSR compared to the 2024 TSR Peer Group.
Key Aspects of 2024 Executive Compensation: Strong Emphasis on Performance
•
Majority of CEO Total Compensation is Performance-Based and Other NEO Total Compensation is Variable-Based.   As shown in the table below, approximately 83% of our CEO’s 2024 regular annual total target compensation was variable and at-risk, with about 50% being performance-based. Similarly, about 69% of our other NEOs’ annual target compensation was variable, with about 42% being performance-based. These proportions enhance the strong link between pay and performance for our CEO and other NEOs and align the interests of Company leadership with those of the Company and its stockholders.

The table below illustrates the mix of fixed base salary, annual incentive, and long-term target incentive compensation we provided to our CEO in 2024, and the high proportion that is variable and at-risk.
2024 CEO Target Total Direct Compensation
Executive	Base Salary ($)	Target Annual Incentive ($)	2024 Target Long-Term Incentive: PSUs ($)	2024 Long-Term Incentive: RSUs ($)	Total ($)
Chih-Hsiang (Thompson) Lin	631,450	631,450	1,200,000	1,200,000	3,662,900
% of Total	17.24%	17.24%	32.76%	32.76%	100%
% of Long Term Incentive			50%	50%

•
50% of CEO and Other NEO Long-Term Incentive Compensation is Performance-Based: Rigorous, Pre-Set Three-Year Financial Goals.   In addition, 50% of our CEO’s and other NEOs’ target long-term incentive annual equity grant was in the form of performance restricted stock units (“PSUs”). The PSUs are based 50% on a relative TSR goal and 50% on the attainment of a stock price hurdle, both measured over a three-year performance period. The threshold levels of performance that must be met before any PSUs are earned are rigorous and challenging.

The compensation committee views the inclusion of a metric that includes relative TSR as critical because it ties executive officer compensation with the creation of stockholder value and aligns the interests of executive officers with those of the Company and its stockholders. By measuring our stock performance relative to peers, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management. Additionally, it provides rewards that are more directly aligned with performance through different economic cycles.
The other 50% of our CEO’s long-term incentive equity grant was in the form of restricted stock units (“RSUs”), which drives longer-term retention.
The proportion of total compensation that was variable and at-risk and the other performance-based metrics further enhanced the link between pay and performance for the CEO and NEOs in 2024 and strengthened the alignment of the interests of the executive officers with those of our stockholders.
•
Short-Term Annual Cash Incentive: Rigorous, Pre-Set Annual Operational Goals.   At the beginning of 2024, we established annual cash incentive plan targets for achieving certain operational milestones (“2024 Targets”) as outlined below. We believe the 2024 Targets were rigorous, aggressive, and challenging, attainable only by demonstrated commitment and strong performance by the management team. The 2024 Targets took into account the relevant opportunities and risks, including the significant continuing headwinds we were facing.

•
Target 1 “Non-GAAP EBITDA”.   Non-GAAP EBITDA is our GAAP operating income (loss) as defined under generally accepted account principles, excluding amortization of intangible assets, share-based compensation expense, non-recurring expenses (income), unrealized foreign exchange gain (loss), non-recurring tax expenses (benefits), expenses associated with discontinued products, non-cash expenses associated with discontinued products, depreciation expense, and interest income (expense). The 2024 Non-GAAP EBITDA target was Non-GAAP EBITDA losses to not exceed $2,000,000. In 2024, the Company did not reach the minimum to receive this Target 1 bonus.

•
Target 2 “New Customer Order”.   The Company’s success and growth is dependent on the ability to diversify the customer base and obtain significant market share from new customers. “New Customers” is defined as any customer which the Company has received less than $500,000 in total revenue in fiscal year 2023. The New Customer Order target was to receive a total purchase order of $1,000,000 (“Minimum Order”) from each of the two New Customers in 2024. In 2024, the Company exceeded this target by obtaining the Minimum Order set forth under Target 2 from three New Customers, earning the maximum payout for Target 2.

The compensation committee determined that the Company’s aggregate achievement under the two 2024 Targets for the short-term annual cash incentive plan was 62.5%. Additional details are provided below under the heading “2024 Annual Cash Bonuses.”
Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following primary objectives:
•
Management Development and Continuity.   Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly talented team of executive officers within the context of responsible cost management;

•
Pay-for-Performance.   Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and

•
Long-Term Focus on Stockholder Value.   Align the interests and objectives of our executive officers with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.

2024 Compensation Program Overview
The compensation committee took the following key actions with respect to the compensation of our NEOs for 2024, mindful of the need to balance rigorous pay-for-performance with the need to retain our critical talent:
•
Base Salary — Approved annual base salary increases were set at a range between 7% to 12% (which percentage, solely with respect to Mr. Yeh, is calculated based on his base salary as denominated in NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi) on the date the increase was approved), due to the market study by Aon which presented a below market cash basis for our executives.

•
Annual Cash Bonuses — Established two targets based on critical business objectives that were rigorous, aggressive, and challenging.

•
Long-Term Incentive Compensation — Established performance-based and time-based equity grants. The performance-based awards have a minimum, reduced, target and maximum award levels for each of our executive officers based on a dollar value with performance goals based on the attainment of a stock price hurdle and TSR over a three-year period compared to the Company’s peer group.

The compensation committee set the total target pay mix set for our CEO and our other NEOs as follows:
Say-on-Pay Vote and Stockholder Engagement on Compensation
Our say-on-pay resolution received 90.17% approval at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The compensation committee interpreted stockholder approval of the executive compensation program at such a high level as indicating that a substantial majority of stockholders viewed the Company’s executive compensation program, plan design and governance as continuing to be well aligned with stockholder interests, their investor experience and business outcomes.

Elements of 2024 Compensation Program
We structure the annual compensation of our NEOs using three principal elements: base salary, annual performance-based cash bonus opportunities, and time-based and performance-based equity opportunities. The compensation committee retains the flexibility to change the proportions as between these elements each year, to allow us to take into account the varying importance of our primary compensation objectives based on facts and circumstances each year.
Element	Fixed or Variable	Purpose
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility, and experience.
Annual Cash Incentive	Variable
To attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding individual contributions.

Equity Awards	Variable
To align executives’ interests with the long-term interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and key management personnel.

Executive Compensation Policies and Practices
The following summarizes our current policies and practices:
What We Do	What We Don’t Do
✓ Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	✘ No Generous Perquisites. We provide only limited perquisites or personal benefits to our executive officers.

✓
Retain an Independent Compensation Advisor. The compensation committee engages its own compensation advisor to provide information and analysis regarding our executive and equity incentive compensation programs.

✘
No Exclusive Executive Retirement Plans.   We do not offer defined benefit pension arrangements and we do not provide retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

✓
Annual Executive Compensation Risk Assessment. The compensation committee annually reviews our compensation programs and compensation-related risks to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✘
No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

✓
Meaningful Amount of Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance to align the interests of our executive officers and stockholders.

✘
No Hedging or Pledging of our Equity Securities.   Our insider trading policy prohibits our executive officers, members of the Board and other employees from hedging or pledging our equity securities.

What We Do	What We Don’t Do
✓ Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.	✘ No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSU awards.
✓ Clawback Policy and Stock Ownership Guidelines. We have a clawback policy and stock ownership guidelines for our executive officers to align their interest with those of our stockholders.
Governance of Executive Compensation Program
Role of the Compensation Committee
The compensation committee has the primary responsibility of developing, implementing, and overseeing our executive and incentive compensation policies and programs. While the compensation committee reports its decisions to and takes into account the feedback of the Board, the compensation committee generally makes the final decisions regarding the compensation of our Chief Executive Officer and NEOs.
Compensation-Setting Process
The compensation committee determines the target total direct compensation opportunities for our executive officers, including our NEOs. In any given year, the compensation committee considers some or all of the following factors:
•
the financial and operational objectives established by the Board for the year at issue;

•
the anticipated role that officer will play in the coming year in achieving those objectives and the cost and difficulty of replacing that individual;

•
internal pay equity among our executive officers;

•
each individual executive officer’s skills, experience, qualifications, and role relative to other similarly situated executives at the companies in our compensation peer group;

•
the annual performance review for each executive officer, including contributions to our overall performance, demonstrated leadership and significant individual achievements;

•
our financial performance relative to our peers;

•
the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation as compared to our peer group; and

•
the recommendations provided by our CEO with respect to the compensation of our other executive officers.

These factors provide a framework, with no single factor being determinative in setting pay levels.
Role of Our Officers
The compensation committee relies on the observations and information provided by our executive officers. Our Chief Executive Officer provides evaluations of the performance of the other executive officers and makes recommendations regarding changes to executive officer compensation (other than for himself), the broader Company-wide cash incentive plan, and budgets for equity awards. Our Chief Financial Officer provides information and recommendations regarding our annual corporate operating budget and the related performance goals for our equity and cash incentive programs. Our in-house legal team, including our Chief Legal Officer, provides additional guidance as requested by the compensation committee. Finally, the benefits committee, consisting of members of our human resources, legal, and accounting departments, provides guidance to the compensation committee on broad-based health, welfare and retirement benefit plans and proposed changes to those plans. Our officers recuse themselves from discussions and recommendations regarding their own compensation.
Role of Compensation Consultant
The compensation committee retained Aon to assist with establishing an updated peer group for 2024 and to perform benchmarking for executive officer and director compensation. Aon reported directly to the compensation committee and to the compensation committee chair. While Aon coordinated with our management for data collection, including for obtaining the job descriptions for our executive officers, Aon did not provide any other compensation related services to us. The compensation committee evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and determined Aon was independent and that no conflict of interest arose as a result of the work performed by Aon.
Competitive Positioning
For purposes of comparing the compensation of our NEOs against the competitive market, the compensation committee periodically reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of companies within the industry with a similar size profile in terms of revenue and market capitalization.
In the third quarter of 2023, the compensation committee assessed the appropriateness of the peer group to ensure it was aligned with the Company’s profile. Due to a significant increase in the Company’s valuation, as well as increases in revenues and headcount, the compensation committee approved changes to the peer group. The following criteria were used to establish the 2024 peer group:
•
Industry: Focus on companies within the communications equipment industry and other similar technology hardware companies, including semiconductors and systems software companies;

•
Market capitalization: Focus on companies with market capitalizations of $150 million to $1.2 billion based on the Company’s market capitalization of approximately $500 million at the time; represented a range of approximately 0.3x to 3x the average of the Company’s 30-day average and spot market capitalization;

•
Revenue: Focus on companies with revenues of $150 million to $900 million based on the Company’s 2023 actual and 2024 revenue projections; represented a range of approximately 0.4x to 2.5x 2024 revenue projections; and

•
Headcount: Focus on companies with headcounts of 1,100 employees to 6,750 employees based on the Company’s year-end 2023 and projected 2024 headcounts; represented a range of approximately 0.4x to 2.5x 2024 headcount projections.

Using the criteria identified above, the compensation committee determined it was appropriate to make the following changes:
•
Removed Axcelis Technologies, CalAmp, Calix, Casa Systems, DSP Group, EMCORE, Inseego, KVH Industries, and NeoPhotonics; and

•
Added A10 Networks, ACM Research, CEVA, Clearfield, Comtech Telecommunications, indie Semiconductor, NETGEAR, OneSpan, Semtech, SkyWater Technology, and Vishay Precision Group.

Accordingly, the compensation committee established the following compensation peer group for 2024 to assist with the determination of compensation for our executive officers (the “2024 Peer Group”):
A10 Networks, Inc.	Harmonic Inc.
ACM Research, Inc.	indie Semiconductor, Inc.
ADTRAN, Inc.	NETGEAR, Inc.
Alpha and Omega Semiconductor Limited	OneSpan Inc.
Aviat Networks, Inc.	Photronics, Inc.
CEVA, Inc.	Ribbon Communications, Inc.

Clearfield, Inc.	Semtech Corporation
Cohu, Inc.	SkyWater Technology, Inc.
Comtech Telecommunications Corp.	Vishay Precision Group, Inc.
Digi International Inc.	Xperi Inc.
2024 Compensation Decisions
2024 Base Salary
Base salary represents the fixed portion of the target direct compensation for our executive officers and serves to attract and retain highly talented individuals. The compensation committee determines adjustments to base salaries on an annual basis as well as in the event of a promotion or significant change in responsibilities.
The compensation committee considers several factors in determining base salaries, including individual performance, the Company’s financial performance, competitive market data, experience, and tenure. In the past, the compensation committee has referenced the competitive 50th percentile when evaluating market competitiveness. Over the past several years, the compensation committee has intentionally positioned base salary below the competitive 50th percentile to conserve cash spend and the operating expense.
In 2024, the compensation committee approved base salary increases of 7% or 12% to account for strong financial performance and stockholder value creation. The changes positioned base salaries around or approaching the 50th percentile of the 2024 Peer Group, which the compensation committee viewed as appropriate based on performance.
Named Executive Officer	2023 Base Salary	2024 Base Salary	% Change
Chih-Hsiang (Thompson) Lin	$563,795	$631,450	12%
Stefan J. Murry	$378,847	$424,308	12%
Hung-Lun (Fred) Chang	$340,851	$381,753	12%
Shu-Hua (Joshua) Yeh	$334,850	$340,310	7%
David C. Kuo	$259,926	$291,117	12%
The preceding table shows the base salary changes that went into effect on March 1, 2024. Amounts for Mr. Yeh are paid in NTD (New Taiwan dollar) and RMB (Chinese Yuan Renminbi) but are disclosed in USD (United States dollar) based on the exchange rate in effect on December 31, 2024, and reflect the effect of fluctuations in the applicable exchange rates over time. The actual base salary amounts paid to our NEOs in 2024 are set forth in the “2024 Summary Compensation Table” below.
2024 Annual Cash Bonuses
We use annual cash incentive opportunities to attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding contributions.
2024 Target Annual Cash Bonus Opportunities
In 2023, the compensation committee reduced target bonus opportunities as a percent of salary by approximately 8% due to the Company’s financial situation at that time.
In establishing the target annual cash bonus opportunities for 2024, the compensation committee considered the market information provided by Aon as well as the Company’s financial situation and opportunities, in order to allow the Company to provide an adequate incentive to retain our critical leadership and align pay with performance. In light of these considerations and in positioning the cash bonuses for the executives closely to the 50th percentile compared to the 2024 Peer Group, the compensation committee went back to prior target percentages for the 2024 annual cash bonus as compared to 2023 to provide our NEOs with an appropriate level of reward for achievement of target performance of our critical corporate objectives described below and taking into account the Company’s much stronger financial position.
Named Executive Officer	2023 Target (% of base salary)	2024 Target (% of base salary)
Chih-Hsiang (Thompson) Lin	91.67%	100%
Stefan J. Murry	45.83%	50%
Hung-Lun (Fred) Chang	45.83%	50%
Shu-Hua (Joshua) Yeh	45.83%	50%
David C. Kuo	45.83%	50%
The bonus opportunity is determined via linear interpolation, based on corporate performance, between the following pre-established amounts (expressed as a percentage of base salary):
Named Executive Officer	Performance Below Threshold Level	Threshold Performance	Target Performance	Performance At or Above Maximum Level
Chih-Hsiang (Thompson) Lin	0	50%	100%	125%
Stefan J. Murry	0	25%	50%	62.5%
Hung-Lun (Fred) Chang	0	25%	50%	62.5%
Shu-Hua (Joshua) Yeh	0	25%	50%	62.5%
David C. Kuo	0	25%	50%	62.5%
2024 Corporate Performance Objectives
The compensation committee believed that achieving the 2024 Targets should be the focus of the management team and their short-term cash incentive plan should be directly measured as to their performance relating to these targets. The compensation committee determined that no annual cash incentive would be earned with respect to a metric for performance below the minimum level set forth below.
The compensation committee set the minimum, reduced, target, and maximum performance levels (as applicable) for the corporate performance measures as follows:
2024 Targets	%	Minimum	Reduced	Target	Maximum	2024 Achievement	Weighted Achievement
Non-GAAP EBITDA	50%	Non-GAAP EBITDA Losses to not exceed $8.0M	Non-GAAP EBITDA Losses to not exceed $5.0M	Non-GAAP EBITDA Losses to not exceed $2.0M	Non-GAAP EBITDA at breakeven ($0) or obtain profitability	Non-GAAP EBITDA losses were >$8.0M	0%
New Customer Orders	50%	N/A	Receive Minimum Order total from one New Customer	Receive Minimum Order total from two New Customers	Receive Minimum Order total from three New Customers	Received Minimum Order total from three or more New Customers	62.5%
Payout as a Percent of Target	—	—	50%	100%	125%	—	—
Aggregate Weighted Achievement	—	—	—	—	—	—	62.5%

2024 Actual Performance and Resulting Payments
In January 2025, the compensation committee determined that for 2024 we did not meet minimum performance for Target 1 described above and met our maximum performance for Target 2 described above, resulting in payments at approximately 62.5% of the target awards.
The dollar amounts for the target cash bonus opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target Cash Bonus Opportunity	Achievement Percentage	Actual Cash Bonus Earned
Chih-Hsiang (Thompson) Lin	$631,450	62.5%	$394,656
Stefan J. Murry	$212,154	62.5%	$132,596
Hung-Lun (Fred) Chang	$190,876	62.5%	$119,298
Shu-Hua (Joshua) Yeh	$175,846	62.5%	$109,905
David C. Kuo	$145,559	62.5%	$90,974

(1)
Amounts for Mr. Yeh are paid in NTD and RMB, and the disclosed amounts reflect the effect of the applicable exchange rates.

Equity Incentive Compensation
We use equity incentive compensation to attract and retain our talent, to motivate them to achieve our corporate goals and to align their financial incentives with stockholder returns.
Awards for 2024 Performance
In 2024, the compensation committee granted awards of RSUs to the NEOs, 50% of which vest quarterly over a four-year period based on continued service and the remaining 50% of which are earned with respect to a variable number of shares (between 0 and 200% of the target number of shares) based on the Company’s achievement of preset performance goals. The PSUs granted in 2024 will vest 50% based on achievement of specified levels of relative TSR vs. the 2024 Peer Group (as summarized in the section above entitled “Competitive Positioning”), and 50% based on achievement of a specified stock price hurdle for a three-year performance period ending April 29, 2027.
The relative TSR payout and performance curve is summarized below. Payouts will be interpolated on a straight-line basis for performance in-between the percentiles noted below.
Performance Level	Percentile Rank vs. 2024 Peer Group	Earned Units as a % of Target
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile	200%
Above Maximum	Above 75th percentile	200%
Performance Level	Stock Price	Earned Units as a % of Target
Below Threshold	Below $11.98	0%
Threshold	$13.87 (5% CAGR)	25%
Target	$15.95 (10% CAGR)	100%
Maximum	$20.70 (20% CAGR)	200%
Above Maximum	Above $20.70 (20% CAGR)	200%
In establishing the appropriate level of equity to our executive officers, the compensation committee considered the market information provided by Aon as well as the Company’s 2024 financial outlook,

opportunities, and Company performance. The goal is to provide an adequate equity incentive to motivate our critical leadership while aligning management interest with stockholders’ interests and expectations. In light of these considerations, the compensation committee made some slight increases in equity awards to our NEOs in 2024 as compared to 2023. In April 2024, the compensation committee approved the amounts for awards of RSUs to be granted to the NEOs pursuant to this approach as follows:
Named Executive Officer	Time-Vesting Restricted Stock Units*	Target Amount Performance-Vesting Restricted Stock Units*	Total Value at Target Performance
Chih-Hsiang (Thompson) Lin	$1,200,000	$1,200,000	$2,400,000
Stefan J. Murry	$360,000	$360,000	$720,000
Hung-Lun (Fred) Chang	$325,000	$325,000	$650,000
Shu-Hua (Joshua) Yeh	$290,000	$290,000	$580,000
David C. Kuo	$250,000	$250,000	$500,000

*
Value was converted to number of shares on the applicable grant date based on the average closing price for the prior 30 trading-days.

The compensation committee granted these RSUs to the NEOs under the 2021 Amended and Restated Equity Incentive Plan (the “2021 Plan”). The number of shares and grant date fair values for these awards are disclosed in the “2024 Summary Compensation Table” and “2024 Grants of Plan-Based Awards” table below.
Earned 2021-2024 Performance-Based Restricted Stock Units
We had insufficient shares remaining in the pool under the 2021 Plan to cover the vesting of the PSUs for the 2021-2024 performance period that were earned at the maximum performance level. Accordingly, consistent with the terms of the 2021 Plan, we used the available share capacity under the 2021 Plan to settle the PSUs for the 2021-2024 performance period in shares and settled the remainder in cash.
The amounts for the target 2021-2024 PSU opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target PSU Opportunity	Achievement Percentage	Actual PSUs Earned
Chih-Hsiang (Thompson) Lin	126,422	200%	252,844
Stefan J. Murry	44,247	200%	88,495
Hung-Lun (Fred) Chang	40,455	200%	80,910
Shu-Hua (Joshua) Yeh	40,455	200%	80,910
David C. Kuo	25,284	200%	50,568
Welfare and Health Benefits
Our NEOs are eligible to participate in our broad-based health and welfare programs on the same terms as our non-executive employees. These benefits include medical, vision and dental benefits, life insurance benefits, and short-term and long-term disability insurance. Our executive officers are eligible to participate in the same life insurance program as is offered to our employees at or above the level of deputy director. In addition, we maintain a Section 401(k) savings plan that provides our employees, including our executive officers, with the opportunity to save for retirement on a tax-advantaged basis. All participant contributions are fully vested when contributed, and our NEOs are eligible to receive, on the same basis as other employees, employer matching contributions under the plan. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Other Personal Benefits
We generally do not provide perquisites to our executive officers, except where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.

Employment Agreements & Post-Employment Compensation
We have entered into written employment agreements providing for at will employment with our CEO and each of our other NEOs. These employment agreements provided for their initial base salary and target bonus opportunity, as well as severance eligibility in the event of qualifying terminations of employment, including a termination of employment following a change of control of the Company (a so-called “double-trigger” arrangement).
In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change of control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.
We believe that having in place reasonable severance benefits, particularly for terminations in connection with a change of control, allow us to attract and retain highly qualified executive officers, permit those officers to focus on the best interests of the Company without undue concern for their own financial position in a change of control, and reduce conflict at the time of a termination through a pre-negotiated package conditioned on signing a release of claims.
For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs for 2024, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments Upon Termination and Change of Control” below.
Other Compensation Policies and Practices
Policies on Hedging and Pledging
Our insider trading policy prohibits hedging and pledging of our equity securities by our employees, including our executive officers, and the non-employee members of the Board, including specifically as follows:
•
Short sales of our equity securities, as well as transactions in puts, calls, or other derivative securities involving our common stock, on an exchange or in any other organized market, by our employees, including our executive officers, and the non-employee members of the Board are prohibited;

•
Hedging or monetization transactions involving our equity securities, such as zero-cost collars and forward sale contracts, by our employees, including our executive officers, and the non-employee members of the Board are prohibited; and

•
Holding our equity securities in a margin account or pledging our securities as collateral for a loan by our employees, including our executive officers, and the non-employee members of the Board are prohibited.

These policies are reasonably designed to promote compliance with insider trading laws, rules, and regulations.
Clawback Policy
In 2023, our Board adopted an Incentive Compensation Recovery Policy for executive officers in compliance with Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and Nasdaq Listing Rule 5608, which requires us to recoup incentive compensation from our executive officers in the event we restate our financial statements. A copy of our Incentive Compensation Recovery Policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.
Stock Ownership Guidelines
To further align the interests of senior management and stockholders, we adopted stock ownership and retention guidelines in 2018 that provide for our executive officers and non-employee directors to own minimum amounts of the Company’s common stock. The guidelines’ minimum levels of stock ownership for our executive officers are as follows:

Officer Level	Ownership Guideline
Chief Executive Officer	5x annual base salary
Chief Financial Officer	2x annual base salary
Senior Vice President	2x annual base salary
Vice President	1x annual base salary
Directors who are not also executive officers of the Company are required to hold shares of the Company’s common stock with a value equal to three times the amount of the annual retainer paid to directors. Stock ownership levels must be achieved by each executive officer and director within five years of the adoption of the guidelines or within five years of the individual’s first appointment as an executive officer or director, as applicable, whichever is later. Until the applicable stock ownership guideline is achieved, individuals are encouraged to retain an amount equal to 50% of the net shares obtained through the Company’s stock incentive plans. Stock that counts toward satisfaction of the guidelines includes: (i) shares of common stock owned directly by the executive officer or director; (ii) shares of common stock owned indirectly by the executive officer or director (e.g., by a spouse or other immediate family member residing in the same household or a trust for the benefit of the executive officer or director or his or her family), whether held individually or jointly; (iii) shares of common stock held under the Company’s employee stock purchase plan; (iv) shares granted under the Company’s long-term incentive plans; (v) shares represented by amounts invested in the Company’s 401(k) plan; and (vi) shares purchased in the open market. As of the date of this filing all of our executive officers and directors are in compliance with the guidelines.
In February 2025, we amended our stock ownership and retention guidelines to make it clear that shares underlying unexercised stock options and unvested PSUs do not count toward the satisfaction of the minimum levels of stock ownership.
Equity Grant Practices
We do not grant equity awards in anticipation of the release of material non-public information and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material non-public information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee has historically granted such awards on a predetermined annual schedule. We currently do not grant any stock options to our employees, including our NEOs.
Tax and Accounting Considerations
Deductibility of Executive Compensation.   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), places restrictions on the deductibility of executive compensation paid by public companies. In 2024, the tax deductibility of our executive compensation was not a material factor in our compensation committee’s deliberations.
Accounting for Stock-Based Compensation.   We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. In 2024, the accounting consequences of our executive compensation was not a material factor in our compensation committee’s deliberations.

2024 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered during the fiscal years ended December 31, 2024, 2023 and 2022, as applicable for the years that the individuals were deemed to be NEOs.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Chih-Hsiang (Thompson) Lin President and Chief Executive Office	2024	$693,251	$2,522,729	$394,656	$84,785	$3,695,421
	2023	$596,747	$4,816,714	$594,334	$41,675	$6,049,470
	2022	$583,851	$949,776	$588,113	$35,327	$2,157,067
Stefan J. Murry Chief Financial Officer and Chief Strategy Officer	2024	$454,179	$756,824	$132,596	$39,451	$1,383,050
	2023	$400,564	$1,685,852	$199,684	$37,611	$2,323,710
	2022	$384,095	$332,422	$193,794	$13,732	$924,043
Hung-Lun (Fred) Chang Senior Vice President and North America General Manager	2024	$404,039	$683,234	$119,298	$20,726	$1,227,297
	2023	$350,169	$1,517,260	$179,657	$17,156	$2,064,242
	2022	$352,976	$303,926	$177,777	$13,414	$848,093
Shu-Hua (Joshua) Yeh(5) Senior Vice President and Asia General Manager	2024	$350,403	$609,643	$109,905	$19,173	$1,089,124
	2023	$334,706	$1,300,510	$174,445	$17,013	$1,826,674
	2022	$364,698	$303,926	$193,977	$19,233	$881,834
David C. Kuo Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary	2024	$311,736	$525,566	$90,974	$14,353	$942,629
	2023	$268,296	$1,059,669	$137,003	$12,675	$1,477,643
	2022	$258,686	$189,952	$130,453	$12,898	$591,989

(1)
Includes amounts earned but deferred at the election of the NEOs under our 401(k) plan established under Section 401(k) of the IRC. Includes the following amounts paid in the year indicated for unused Paid Time Off: Dr. Lin — $61,801 (2024), $32,952 (2023), $31,111 (2022); Dr. Murry — $29,871 (2024), $21,717 (2023), $19,820 (2022); Dr. Chang — $22,286 (2024), $9,318 (2023), $18,809 (2022); Mr. Yeh — $10,093 (2024); and Mr. Kuo — $20,619 (2024), $8,370 (2023), $13,473 (2022).

(2)
Amounts for 2024 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in April 2024 (aggregate grant fair value assuming maximum performance: Dr. Lin — $5,045,485; Dr. Murry — $1,513,648; Dr. Chang — $1,366,467; Mr. Yeh — $1,219,313; and Mr. Kuo — $1,051,133). Amounts for 2023 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in June 2023 (aggregate grant fair value assuming maximum performance: Dr. Lin — $7,978,637; Dr. Murry — $2,792,523; Dr. Chang — $2,513,268; Mr. Yeh — $2,154,226; and Mr. Kuo — $1,755,293). Amounts for 2022 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in June 2022 (aggregate grant fair value assuming maximum performance: Dr. Lin — $1,504,462; Dr. Murry — $526,563; Dr. Chang — $481,427; Mr. Yeh — $481,427; and Mr. Kuo — $300,890). The amounts included for RSUs granted in 2024, 2023 and 2022 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”). The amounts reported in this column do not correspond to the actual economic value that may be received by the NEOs for the RSUs. See the “2024 Grants of Plan-Based Awards” table below for additional information.

(3)
Amounts in this column for 2024, 2023, and 2022 reflect amounts earned pursuant to our annual cash incentive plan based on the Company’s achievement of performance metrics and targets established by the compensation committee. The performance metrics and targets for these awards are described in the section titled “Compensation Discussion and Analysis” above. See the “2024 Grants of Plan-Based Awards” table below for additional information.

(4)
Includes life insurance premiums paid by us for the benefit of the NEOs and the Company’s 401(k) matching contributions and mandatory foreign pension contribution made by the Company on behalf of the executive officers. The 401(k) matching contributions for each executive in the 2024 year were as follows: for each of Dr. Lin — $13,200, Dr. Murry — $13,200, Dr. Chang — $13,200 and Mr. Kuo — $13,200. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2024 was $3,366. The 401(k) matching contributions for each executive in the 2023 year were as follows: for each of Dr. Lin — $12,200, Dr. Murry — $12,200, Dr. Chang — $12,200 and Mr. Kuo — $11,535. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2023 was $3,366. The 401(k) matching contributions for each executive in the 2022 year were as follows: for each of Dr. Lin, Dr. Murry, Dr. Chang, and Mr. Kuo — $8,550. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2022 was $3,888. In addition, the cost of personal use of a Company provided car for 2024 is included for Dr. Lin, with the amount determined based on the cost of the lease of the corporate car related to the proportion of mileage the car was driven for non-business trips, which was $31,438, and housing in Taiwan for 2024 while on business, which was $32,540. We also provided Mr. Yeh with a housing allowance for an apartment in Ningbo, China, given his responsibilities for managing operations in both China and Taiwan. The amount disclosed for Dr. Murry also includes $23,600 donated to a charitable organization for which Dr. Murry serves on the board of directors, consisting of $15,050 matching donation by the Company and $8,550 donated by Dr. Lin and other AOI employees, excluding Dr. Murry.
(5)
The amounts shown for Mr. Yeh for 2024 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 31, 2024, which was 32.80 NTD = $1 USD and 7.30 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2023 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 29, 2023, which was 30.70 NTD = $1 USD and 7.11 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2022 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 30, 2022, which was 30.64 NTD = $1 USD and 6.90 RMB = $1 USD, respectively. Changes in Mr. Yeh’s compensation from year-to-year as reported in this table reflect the effect of fluctuations in the applicable exchange rates.

2024 Grants of Plan-Based Awards
The following table presents information about grants of plan-based awards made to our NEOs during the year ended December 31, 2024:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Named Executive Officer	Grant Date	Minimum ($)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Chih-Hsiang (Thompson) Lin		0	315,725	631,450	789,313
	April 29, 2024								94,786(5)	968,713
	April 29, 2024					23,696	94,786	189,573		1,554,016
Stefan J. Murry		0	106,077	212,154	265,193
	April 29, 2024								28,436(5)	290,616
	April 29, 2024					7,109	28,436	56,872		466,208
Hung-Lun (Fred) Chang		0	95,438	190,876	238,596
	April 29, 2024								25,671(5)	262,358
	April 29, 2024					6,417	25,671	51,342		420,876
Shu-Hua (Joshua) Yeh		0	87,923	175,846	219,808
	April 29, 2024								22,906(5)	234,099
	April 29, 2024					5,726	22,906	45,813		375,544
David C. Kuo		0	72,779	145,559	181,948
	April 29, 2024								19,747(5)	201,814
	April 29, 2024					4,936	19,747	39,494		323,752

(1)
Amounts in these columns reflect cash bonus amounts that each NEO could have potentially earned under the annual cash incentive program for performance in 2024, based on the Company’s achievement of corporate performance metrics established by the compensation committee. For a description of the 2024 Cash Incentive Plan, see the section titled “Compensation Discussion and Analysis” above, and for a description of the cash bonus amounts that were earned and awarded under the annual cash incentive program, see the “2024 Summary Compensation Table” above.

(2)
The compensation committee selected two targets as the performance metrics for purposes of the cash incentive plan. See the section titled “Compensation Discussion and Analysis” above for how these metrics are defined.

(3)
Amounts reflect awards of PSUs that will vest following the end of a three-year performance period based on achievement of stock price appreciation and relative TSR performance goals.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The grant date fair value of the PSUs is based on the target number of shares.

(5)
Amounts reflect awards of time-based RSUs that will vest quarterly over a 4-year period commencing on January 21, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2024.
		Stock Awards
Name	Grant Year	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Chih-Hsiang (Thompson) Lin	2021	23,705	873,766	—	—
	2021	11,344	418,140	—	—
	2022	69,755	2,571,169	223,214	8,227,668
	2022	—	—	—	—
	2023	200,178	7,3781,561	355,871	13,117,405
	2023	—	—	—	—
	2024	77,014	2,838,736	94,786	3,493,812
	2024	—	—	—	—
Stefan J. Murry	2021	8,297	305,827	—	—
	2021	3,744	138,004	—	—
	2022	24,415	899,937	78,125	2,879,688
	2022	—	—	—	—
	2023	70,063	2,582,522	124,555	4,591,097
	2023	—	—	—	—
	2024	23,105	851,650	28,436	1,048,151
	2024	—	—	—	—
Hung-Lun (Fred) Chang	2021	7,586	279,620	—	—
	2021	3,739	137,820	—	—
	2022	22,322	822,789	71,428	2,632,836
	2022	—	—	—	—
	2023	63,056	2,324,244	112,099	4,131,969
	2023	—	—	—	—
	2024	20,858	768,826	25,671	946,233
	2024	—	—	—	—
Shu-Hua (Joshua) Yeh	2021	7,586	279,620	—	—
	2021	3,848	141,837	—	—
	2022	22,322	822,789	71,428	2,632,836
	2022	—	—	—	—
	2023	54,048	1,992,209	96,085	3,541,693
	2023	—	—	—	—
	2024	18,612	686,038	22,906	844,315
	2024	—	—	—	—
David C. Kuo	2021	4,741	174,753	—	—
	2021	2,337	86,142	—	—
	2022	13,951	514,234	44,642	1,645,504
	2022	—	—	—	—
	2023	44,037	1,623,204	78,291	2,885,806
	2023	—	—	—	—
	2024	16,045	591,419	19,747	727,874
	2024	—	—	—	—

(1)
The amounts reported reflect RSUs granted under our 2021 Plan, including RSUs granted in 2021, 2022, 2023, and 2024 in settlement of the awards approved by the compensation committee in the prior year that were denominated in dollars and to be settled in RSUs following achievement of the annual performance goals. The RSUs vest in substantially equal installments each quarter over a four-year period commencing in January of the specified calendar year, subject to continued service through each applicable vesting date.

(2)
The market value of the stock awards was calculated using the closing price of our common stock on December 31, 2024 (the last trading day of 2024) of $36.86.

(3)
The amounts reported reflect PSUs granted in the specified calendar year under our 2021 Plan based on achieving target performance goals, which would result in 100% of the subject shares vesting.

2024 Option Exercises and Stock Vested
The following table sets forth information regarding stock options that were exercised and stock awards that vested for each of our NEOs during 2024.
Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Vesting ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Chih-Hsiang (Thompson) Lin	—	—	377,613	4,854,279
Stefan J. Murry	—	—	130,367	1,674,295
Hung-Lun (Fred) Chang	—	—	119,915	1,540,899
Shu-Hua (Joshua) Yeh	1,000	6,941	116,051	1,487,394
David C. Kuo	—	—	77,792	1,002,730

(1)
The value realized on exercise of stock option awards was calculated using the closing price of our common stock on the day prior to the applicable exercise date for each option less the exercise price applicable to the option.

(2)
The value realized on vesting of stock awards was calculated using the closing price of our common stock on the applicable vesting date for each award.

Potential Payments Upon Termination and Change of Control
The following discussion reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations, assuming that each such termination occurred on December 31, 2024.
Employment Agreements
We maintain employment agreements with Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo. The employment agreement with Dr. Lin provides that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period, each as defined below, he will be entitled to receive (i) a payment equal to one year’s base salary as in effect immediately prior to termination, (ii) a payment equal to his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose), which amounts will be paid periodically in installments over the 12 months following his separation from service. The employment agreements with Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo each provide that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period (each as defined below), he will be entitled to receive (i) a payment equal to fifty percent (50%) of base salary as in effect immediately prior to termination, (ii) a payment equal to fifty percent (50%) of his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose). The severance benefits that may arise as a result of a termination prior to a Change of Control will be paid in a lump sum.
Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, each have provisions in their employment agreements that provide for “double-trigger” severance. Specifically, if, within the Change of Control Period, the executive’s employment is terminated by the executive for Good Reason or by our Company other than for

Cause, then in lieu of the severance benefits described in the preceding paragraph, the executive will be entitled to receive the following: (i) a lump sum payment equal to one year’s base salary as in effect immediately prior to termination; (ii) a lump sum payment equal to his full target bonus as in effect immediately prior to termination; (iii) $10,000 ($15,000 for Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo) which may be used for benefit continuation under COBRA or for any other purpose; and (iv) accelerated vesting of the executive’s awards granted under any incentive share plan or equity incentive plan of the Company, with all vested options becoming exercisable for an extended period following termination of employment. For Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, the severance benefits that may arise as a result of termination during the Change of Control Period will be paid in a lump sum. For Dr. Lin, the severance benefits that may arise as a result of termination within one year following a Change of Control will be paid in a lump sum. Additionally, Dr. Lin’s employment agreement provides him with a potential tax gross-up payment to make him whole for any excise taxes that he would owe resulting from the application of the excise tax provisions under Section 280G of the IRC. None of the other employment agreements with our executive officers provide any right to a tax gross-up.
To receive the severance benefits described above, each executive must execute a release agreement in favor of the Company and its affiliates, which will include a reasonable agreement to cooperate for a period of six months following the employment termination date and a mutual non-disparagement clause. In consideration of the severance benefits described above, each executive has also agreed to be subject to a non-compete provision for a period of 12 months following his separation from service and to maintain the confidentiality of Company information.
Each employment agreement generally defines “Cause” as, following written notice to the executive and the executive’s failure to cure such occurrence(s): (i) conviction or plea of nolo contendere to any felony offense or to a crime of moral turpitude; (ii) commission of willful misconduct or violation of law in connection with the performance of his duties, including (a) misappropriation of funds or property, (b) attempting to secure personally any profit in connection with any transaction entered into on behalf of our Company, or (c) making any material misrepresentation to our Board, our Company or its affiliates; (iii) material violation or failure to comply with our Company policy; (iv) material breach of the employment agreement; or (v) the willful and continued failure or neglect to substantially perform his duties with our Company. “Good Reason” is generally defined to include: (i) the executive’s assignment of duties inconsistent with his position or title; (ii) a reduction in his base compensation, except as part of an overall cost reduction program that affects all senior executives and does not disproportionately affect the executive; (iii) any purported termination of the executive by our Company other than for disability or Cause or a voluntary resignation initiated by the executive, except for a voluntary termination for Good Reason; (iv) failure of any successor entity to our Company to expressly assume the employment agreement; and (v) material breach by the Company of the employment agreement.
Each employment agreement generally provides that a “Change of Control” is deemed to occur if: (i) individuals who constitute the Board of the Company on the date of the employment agreement (“Incumbent Directors”) cease to constitute at least a majority of our Board; provided, that any individual whose election or nomination for election by the stockholders was approved by a majority of the then Incumbent Directors shall be considered an Incumbent Director, with certain exceptions; or (ii) the stockholders of our Company approve (1) any merger, consolidation or recapitalization of our Company or any sale of substantially all of its assets where (a) the stockholders of our Company prior to the transaction do not, immediately thereafter, own at least 51% of both the equity and voting power of the surviving entity or (b) the Incumbent Directors at the time of the approval of the transaction would not immediately thereafter constitute a majority of the Board of the surviving entity, or (2) any plan of liquidation or dissolution of our Company.
Under the employment agreements, the “Change of Control Period” means, with respect to Dr. Lin, one year after a Change of Control, and with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, within six months prior to a Change of Control or within one year after a Change of Control.
Restricted Stock Unit Awards
The time-based RSU awards we have granted to our NEOs provide for full acceleration upon a NEO’s termination of employment due to death or disability, as well as on a termination without cause or resignation for good cause during the Change of Control Period. In addition, if the acquiring entity in a Change of Control refuses to assume or replace outstanding time-based awards of any plan participant, that participant’s awards will become fully vested.
The PSU awards we have granted to our NEOs provide for different acceleration treatment based on the applicable performance goal. The portion of the awards that vests based on achievement of the relative TSR goal: upon termination of employment due to death or disability, will vest in full at the target level; for termination of employment in connection with a change of control, will vest following the end of the performance period with respect to the greater of actual or target performance (based on unreduced performance goals); for retirement, will vest following the end of the performance period with respect to a pro-rated amount based on actual performance; and upon other termination of employment, will be forfeited. The portion of the award that vests based on achievement of the stock price goal: upon termination of employment due to death or disability, will vest in full to the extent already earned; for termination of employment in connection with a change of control, will vest immediately to the extent already earned, and will vest following the end of the performance period to the extent earned at that time; for retirement, will vest following the end of the performance period to the extent earned; and upon other termination of employment, will be forfeited.
The following table reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations or a Change of Control, assuming that each such event occurred on December 31, 2024. The acceleration of equity awards was calculated using the closing price of our common stock on December 31, 2024 (the last trading day of 2024) of $36.86. Amounts that could actually become due upon any termination cannot be known with certainty until the event occurs.

Name and Principal Position	Termination Without Cause or Resignation For Good Reason, Outside of the Change of Control Period ($)(1)	Termination Without Cause or Resignation For Good Reason, Within the Change of Control Period ($)(2)	Termination Due to Death or Disability ($)(3)	Termination Due to Retirement ($)(4)	Change of Control - Awards Not Assumed ($)(5)
Chih-Hsiang (Thompson) Lin
Salary and Bonus	1,262,900	1,262,900	—	—	—
Other Cash Payments	15,000	10,000	—	—	—
Accelerated Equity	—	—	51,338,742	36,184,330	50,264,702
Tax Gross-Up	—	254,580	—	—
Total	1,277,900	1,527,480	51,338,742	36,184,330	50,264,702
Stefan J. Murry
Salary and Bonus	318,231	591,001	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	18,996,188	17,556,344	12,470,424	17,248,365
Total	333,231	19,602,189	17,556,344	12,470,424	17,248,365
Hung-Lun (Fred) Chang
Salary and Bonus	286,315	531,727	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	17,216,334	15,899,895	11,304,301	15,637,600
Total	301,315	17,763,061	15,899,895	11,304,301	15,637,600
Shu-Hua (Joshua) Yeh
Salary and Bonus	258,078	514,958	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	15,767,239	14,450,800	10,436,818	14,359,311
Total	273,078	16,297,197	14,450,800	10,436,818	14,359,311
David C. Kuo
Salary and Bonus	218,338	405,485	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	11,701,336	10,878,566	7,604,396	10,594,148
Total	233,338	12,121,821	10,878,566	7,604,396	10,594,148

(1)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2024 assuming that such date was not during the Change of Control Period.

(2)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2024 assuming that such date was during the Change of Control Period, which (1) with respect to Dr. Lin, means one year after a Change of Control and (2) with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, means within six months prior to a Change of Control or within one year after a Change of Control. Amounts in this column assume that PSUs will vest at the maximum level for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

(3)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination due to death or disability on December 31, 2024, assuming that time-based RSUs vested in full (for death or disability) and assuming that PSUs will vest at the target level for the portion subject to the relative TSR goals and maximum for the portion subject to the 2022, 2023 and 2024 stock price goals.

(4)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of retirement on December 31, 2024, assuming that PSUs will vest at the maximum level for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

(5)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a Change of Control transaction in which the successor company refused to assume or replace outstanding awards, resulting in the vesting in full of time-vesting RSUs and vesting of a prorated portion of PSUs based on actual results measured against the performance goals as of December 31, 2024.The amounts shown assume PSUs will vest at maximum for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

CEO Pay-Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Item 402(u) of Regulation S-K, we provide the following disclosure regarding the ratio of the total annual compensation of our CEO to the total compensation for the median employee of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for the year ended December 31, 2024 was $3,706,427, and the total compensation for the median employee of all of our employees (excluding our CEO) for 2024 was $11,821.
Based on these amounts, we estimate the ratio of our CEO’s total compensation for 2024 to the total compensation for the median employee of all of our employees (excluding our CEO) for 2024 to be 314 to 1.
We selected December 31, 2024, which is the last day of the Company’s 2024 fiscal year, as the date we would use to identify our median employee. To find the median employee of all our employees (excluding our CEO), we used the employee’s compensation from our payroll records; compensation includes base salary, bonus and RSU grants. In making our determination, we did not annualize the base compensation for those employees who did not work for the Company for the entire fiscal year and did not annualize the base compensation of seasonal or temporary employees. We also did not make any cost-of-living adjustments in identifying the median employee. We used the December 31, 2024 exchange rates of 7.30 RMB to 1 USD and 32.80 NTD to 1 USD for our calculations.
In evaluating our CEO pay-ratio for 2024, we believe stockholders should take into account that approximately 82.5% of our employees as of December 31, 2024 were employed by us in our facilities in China and Taiwan (including the median employee whose compensation was used to calculate the CEO pay-ratio as described above). If we included only our employees based in the U.S. in this analysis, we estimate the total compensation for the median employee of all our U.S. employees for 2024 would be $47,529 and the ratio of our CEO’s total compensation for 2024 to the total compensation for the median employee of all our U.S. employees (excluding our CEO) for 2024 would be 78 to 1.
This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay vs. Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($) (Thousands)	Non-GAAP EBITDA(5) ($) (Thousands)
					TSR ($)	Peer Group TSR ($)
2024	3,695,421	33,286,022	1,160,525	9,517,874	310.27	123.89	(194,415)	(30,216)
2023	6,049,470	38,409,964	1,923,067	11,430,710	162.63	102.83	(56,048)	(364)
2022	2,157,067	456,994	811,490	311,906	15.91	109.42	(66,397)	(18,501)
2021	3,659,008	2,725,556	1,251,466	988,822	43.27	169.88	(54,162)	(8,413)
2020	2,476,271	2,242,974	899,965	870,688	71.63	137.07	(58,452)	(3,212)

(1)
Chih-Hsiang (Thompson) Lin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020 – 2024
Stefan J. Murry
Hung-Lun (Fred) Chang
Shu-Hua (Joshua) Yeh
David C. Kuo

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	3,695,421	(2,522,729)	32,113,330	33,286,022
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,160,525	(643,817)	9,001,166	9,517,874
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2024	9,599,146	25,761,959	238,772	(3,486,574)	32,113,330
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	2,449,764	7,524,673	60,936	(1,034,207)	9,001,166

(4)
The Peer Group TSR set forth in this table utilizes the peer companies used for compensation benchmarking purposes, which are summarized in the “Compensation Discussion and Analysis” section of this Proxy Statement, for the years reflected in the table above but excludes companies that had ceased to be publicly traded as of the end of each fiscal year.

2020	2021	2022 – 2023	2024
Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
DSP Group, Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
NeoPhotonics Corporation
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
NeoPhotonics Corporation
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	A10 Networks, Inc.
ADTRAN Holdings, Inc.
ACM Research, Inc.
Alpha and Omega Semiconductor Limited Aviat Networks, Inc.
CEVA, Inc.
Clearfield, Inc.
Cohu, Inc.
Comtech
Telecommunications
Digi International Inc.
Harmonic Inc.
indie Semiconductor, Inc.
NETGEAR, Inc.
OneSpan, Inc.
Photronics, Inc.
Ribbon
Communications Inc.
Semtech Corporation SkyWater Technology, Inc.
Vishay Precision Group, Inc.
Xperi Inc.
The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the compensation benchmarking peers, respectively. Historical stock performance is not necessarily indicative of future stock performance. As described in the Compensation Discussion and Analysis section of this Proxy Statement, after the compensation committee reviewed our compensation peer group in the third quarter of 2023, the compensation committee updated the peer group criteria and the peer group companies that were used to assist with the determination of compensation for our executive officers for fiscal 2024. If the previous peer group had been used to calculate the peer group TSR, the amounts shown for 2024, 2023, 2022, 2021 and 2020 would have been $156.26, $178.88, $178.07, $215.25, and $142.68, respectively
(5)
We determined Non-GAAP EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. A definition of Non-GAAP EBITDA is provided in the Compensation Discussion and Analysis section of this Proxy Statement, and a reconciliation of Non-GAAP EBITDA to GAAP is attached to this Proxy Statement as Appendix A.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s and Peer Group’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
TSR (12/31/2019 Indexed to $100)
350
300
250
200
150
100
50
0
2019
2020
2021
2022
2023
2024
Fiscal Year
100.00
137.07
71.63
2.2
0.9
169.88
43.27
2.7
1.0
109.42
15.91
0.5
0.3
38.4
162.63
102.83
11.4
310.27
33.3
123.89
9.5
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. TSR
Peer Group TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
Net Income ($ Thousands)
0
-20,000
-40,000
-60,000
-80,000
-100,000
-120,000
-140,000
-160,000
-180,000
-200,000
2.2
0.9
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
(58,452)
(54,162)
(66,397)
(56,048)
(194,415)
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. Net Income

Relationship Between PEOs and Other NEO Compensation Actually Paid and Non-GAAP EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Non-GAAP EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Non-GAAP EBITDA
Compensation Actually Paid ($ Millions)
Non-GAAP EBITDA ($ Thousands)
45
40
35
30
25
20
15
10
5
0
0
-10,000
-20,000
-30,000
-40,000
-50,000
(3,212)
(8,413)
(18,501)
(364)
(30,216)
2.2
0.9
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Non-GAAP EBITDA

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2024 to Company performance. The measures in this table are not ranked.
Non-GAAP EBITDA Relative TSR
2024 Director Compensation
The table below sets forth, for each person who served as a non-employee director during 2024, information regarding compensation for service on our Board during 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William H. Yeh	79,368	149,995	229,363
Richard B. Black	72,847	149,995	222,843
Min-Chu (Mike) Chen	73,132	149,995	223,127
Cynthia (Cindy) DeLaney	57,847	149,995	207,843
Che-Wei Lin	55,132	149,995	205,127
Elizabeth Loboa	52,847	149,995	202,843

(1)
Reflects the aggregate dollar amount of fees earned or paid in cash for services as a non-employee director, including committee membership fees, fees for serving as a committee chairperson, and board and committee meeting fees.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of RSU awards granted in 2024. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors for the RSUs. As of December 31, 2024, each of the current non-employee directors held the following number of outstanding RSUs: Mr. Yeh, 8,242; Mr. Black, 8,242; Dr. Chen, 8,242; Ms. DeLaney, 8,242; Mr. Lin, 8,242 and Dr. Loboa, 8,242.

In the first quarter of 2024, the compensation committee engaged Aon to assess the market competitiveness of the Company’s Board compensation program relative to the 2024 Peer Group. Based on an assessment of peer group practices and improved Company financial performance, the compensation committee approved changes to the 2024 Board compensation program. A summary of 2023 and 2024 Board compensation is summarized in the table below:
Board Compensation Element	2023	2024
Annual Cash Retainer	$45,000	$50,000
Audit Committee Compensation • Chair • Member
	$20,000	$20,000
	$10,000	$10,000
Compensation Committee Compensation • Chair • Member
	$15,000	$15,500
	$7,000	$8,000
Nominating and Corporate Governance Committee Compensation • Chair • Member
	$10,000	$10,000
	$5,000	$5,000
Annual Equity Retainer	$115,000	$150,000
Cash retainers paid to non-employee directors were paid on a quarterly basis and pro-rated for time served, as appropriate.
In addition, the number of equity awards granted to our non-employee directors for 2024 under the 2021 Plan was calculated by dividing $150,000 by the closing price of our common stock on the date of grant. All RSU awards granted to our non-employee directors vest in equal monthly amounts over the first twelve months following the date of grant, subject to early termination in accordance with their terms. The grant of RSU awards was made following the election of directors at the 2024 Annual Meeting with a grant date of June 21, 2024.
Directors were also reimbursed for out-of-pocket expenses incurred in the course of their service on the Board or its committees. Dr. Lin did not receive any compensation from the Company other than compensation received for serving as an executive officer of the Company.

PROPOSAL NO. 4
TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CLARIFY THE VOTING STANDARD THAT APPLIES TO CERTAIN FUTURE AMENDMENTS
Overview
On April 14, 2025, our Board approved the amendment of our Certificate of Incorporation to clarify the voting standard that applies to future changes to the number of shares of our common stock authorized for issuance and to reverse stock splits of the issued shares of our common stock (the “Vote Clarification Amendment”).
ARTICLE X of our Certificate of Incorporation currently provides, in relevant part, that:
Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 66 2/3% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than 66 2/3% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate.
Effective as of August 1, 2023, Section 242 of the Delaware General Corporation Law (the “DGCL”) was amended to permit a lower voting standard to effect certain share increases and reverse stock splits and to eliminate the need for stockholder approval of certain forward stock splits. Specifically, amended Section 242(d) of the DGCL permits a corporation to increase or decrease the authorized number of shares of class of stock, or to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares (that is, a reverse stock split) if, among other things, (a) the class of stock is listed on a national securities exchange and will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective and (b) the votes cast “for” the amendment exceed the votes cast “against” the amendment at a meeting at which a quorum of the stockholders is present in person or by proxy. Amended Section 242(d) also permits a corporation that has only one outstanding class of stock that is not divided into series to effect certain forward stock splits without a stockholder vote.
The Vote Clarification Amendment would provide that the Company expressly elects to be governed by amended Section 242(d) of the DGCL and clarify the voting standard applicable for stockholders to approve changes in the authorized number, and reverse stock splits, of our common stock. If the Vote Clarification Amendment is adopted, then, so long as the requirements of Section 242(d) are satisfied, amendments to increase or decrease the authorized number of shares, or to effect a reverse stock split, of our common stock may be approved by the votes cast standard described above. This means that broker non-votes, abstentions, and shares not present in person or by proxy at a stockholder meeting would have no effect on the outcome of whether these amendments are approved by stockholders.
Purpose of the Vote Clarification Amendment
In deciding to approve the Vote Clarification Amendment and recommend it for stockholder approval, our Board considered a number of factors, including:
•
By adopting the Vote Clarification Amendment and the accompanying “votes cast” standard, shares held by stockholders who do not vote or return proxies will no longer count as votes against changes to the number of shares of common stock and reverse splits of common stock. However, stockholders may continue to register their dissent against these actions by casting votes “against” any of these actions, if they are taken in the future.

•
The currently applicable voting standards and requirements for reverse stock splits or increases or decreases to the authorized number of shares of common stock may require us to expend significant time and resources, including with respect to the engagement of proxy solicitors to help solicit the requisite votes or, if we are not able to reach the required voting thresholds, could result in such proposals either not receiving stockholder approval or requiring the adjournment of the meeting for further solicitation.
•
Our ability to offer equity incentives to our directors, officers, and employees, conduct equity offerings, and to engage in strategic transactions may also require us to increase the number of shares of our common stock.

•
In the future we may need to implement reverse stock splits in order to comply with Nasdaq continued listing requirements or implement forward stock splits or reverse stock splits for other strategic reasons.

The Vote Clarification Amendment
If effected, the Vote Clarification Amendment would (i) amend ARTICLE X to provide that the Company expressly elects to be governed by amended Section 242(d) of the DGCL and clarify the voting standard applicable for stockholders to approve changes in the authorized number, and reverse stock splits, of our common stock and (ii) amend Article IV to effect a conforming change. The proposed text of amended ARTICLES X and IV is set forth on Appendix B to this Proxy Statement (with additions shown as underlined and deletions shown as strike-outs) and incorporated herein by reference. The Company encourages stockholders to review the full text of the Vote Clarification Amendment. The general description of our Certificate of Incorporation and the Vote Clarification Amendment set forth herein is qualified in its entirety by reference to the text of Appendix B. Section 242(d) is publicly available at https://delcode.delaware.gov/title8/c001/sc08/index.html, and the description of Section 242(d) is qualified by reference to the text of that section.
If this proposal is not approved by the Company’s stockholders, the approval of amendments to our Certificate of Incorporation to effect reverse stock splits or increases or decreases to the number of shares of our common stock will continue to require the affirmative vote of a majority of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.
Timing of Effectiveness of Amendment
Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement. If the Vote Clarification Amendment is approved by stockholders, then we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Vote Clarification Amendment, which will become effective upon filing. We expect to make this filing before the vote is taken on Proposal No. 5 at the Annual Meeting so that the Vote Clarification Amendment would be effective when the vote is taken to approve the Share Increase Amendment (as defined below). However, the Board of Directors retains the discretion to abandon and not implement the Vote Clarification Amendment at any time before it becomes effective. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this Proxy Statement that are approved by our stockholders.
Vote Required and Board of Directors Recommendation
The affirmative vote of not less than 66 2/3% of the outstanding shares of capital stock entitled to vote thereon is required for the approval of this Proposal No. 4. Abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 4.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLARIFY THE VOTING STANDARD THAT APPLIES TO CERTAIN FUTURE AMENDMENTS

PROPOSAL NO. 5
TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK
Overview
On April 14, 2025, our Board approved the amendment of our Certificate of Incorporation to increase the number of authorized shares of capital stock to 125,000,000 and the number of authorized shares of common stock to 120,000,000 (the “Share Increase Amendment”). The Share Increase Amendment would not increase the number of authorized shares of our undesignated preferred stock.
ARTICLE IV of our Certificate of Incorporation currently authorizes us to issue 80,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of undesignated preferred stock.
Purpose of the Share Increase Amendment
The Board believes that the availability of additional authorized shares of common stock will be needed to provide us with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable. In deciding to approve the Share Increase Amendment and recommend it for stockholder approval, our Board considered a number of factors, including:
•
In total, approximately 6,883,000 shares of authorized common stock remain available for issuance. As of April 17, 2025, the Company had 55,342,560 shares of common stock and no shares of preferred stock issued and outstanding, as well as 2,107,851 shares of common stock reserved and available for future issuance under our equity compensation plans (excluding up to 3,777,171 shares issuable pursuant to outstanding equity awards) after giving effect to the amendment to our 2021 Amended and Restated Equity Incentive Plan approved by our stockholders at a special meeting of stockholders held on April 10, 2025. Also, as previously disclosed, on March 13, 2025, we issued warrants to purchase up to an aggregate of 7,945,399 shares of common stock in connection with a commercial transaction agreement. Further, as of April 17, 2025, 264,150 shares of common stock were reserved for issuance pursuant to our 5.250% Convertible Senior Notes due December 15, 2026 and 3,679,688 shares of common stock were reserved for issuance pursuant to our 2.750% Convertible Senior Notes due January 15, 2030. In addition, in 2024, we entered into equity distribution agreements for at-the market equity offerings pursuant to which we sold approximately 7.4 million shares of common stock for aggregate net proceeds of approximately $112.6 million and in February 2025, we entered into a new equity distribution agreement pursuant to which we may issue and sell shares of common stock having an aggregate offering price of up to $100 million.

The table below illustrates our share utilization as of April 17, 2025.
Number of Shares of Common Stock
Authorized for issuance	80,000,000
Issued and outstanding	55,342,560
Reserved for issuance (excluding equity compensation)	11,889,237
Issuable pursuant to outstanding equity awards under equity compensation plans	3,777,171
Reserved and available for future issuance under our equity compensation plans	2,107,851
Total share usage (sum of issued and outstanding and reserved for issuance)	73,116,819
Total share usage as percentage of authorized	91.4%
As a result of the foregoing, only approximately 6,883,000 shares of our common stock (or 8.6% of the total authorized common shares) remain available for future issuance.

•
The limited number of authorized shares currently available for issuance will limit our ability to offer equity incentives to our directors, officers, and employees and thus adversely impact our ability to attract and retain top tier talent. This in turn could adversely impact our ability to achieve our growth objectives and other strategic goals. We believe our success depends in part on our continued ability to attract, retain, and motivate highly qualified management and key personnel, including world-class talent with some highly specialized skillsets.

•
The need for flexibility to consider and engage in strategic transactions. While our growth to date has largely occurred through incremental expansion, we believe there could be opportunities for further growth and expansion that could involve acquiring other companies, businesses, and technologies, or merging with existing companies. Executing on these opportunities, if and when available, would be difficult with our current share usage and availability, particularly if the transactions are structured to involve the issuance of our capital stock.

•
The need for flexibility to consider and engage in equity financings. Similarly, we believe we may have opportunities to expand our operations, including our research and development programs, into existing and potential new markets. Having additional shares of common stock available for issuance would allow us to, among other things, complete equity financing transactions to help fund such expansion opportunities and additional research and development programs. These equity financing transactions may include any future at-the-market equity distribution programs, convertible debt financings, modifications to existing convertible debt, additional employee benefit plans or reserving additional shares for issuance under existing plans, implementing stock dividends, and other general corporate purposes.

•
The additional authorized shares would enable us to act quickly in response to opportunities that may arise for the actions and activities described above or other corporate purposes, in most cases without the need to obtain additional stockholder approval or the need to convene a special stockholders’ meeting before such issuances(s) could proceed, except as required under Delaware law or under Nasdaq rules.

•
Our Board’s belief that it is in the best interests of the stockholders for the Board to have the flexibility to issue additional shares of common stock in any or all of the above circumstances.

Effect of the Share Increase Amendment
The proposed increase in the number of authorized shares of capital stock and common stock will not: (i) change the number of shares of stock outstanding unless and until any such shares are issued; (ii) alter the rights of current holders of our common stock; or (iii) have any immediate dilutive effect. However, to the extent that the additional authorized shares of capital stock or common stock are issued in the future, they may decrease existing stockholders’ proportionate equity ownership and could be dilutive to the voting rights of existing stockholders, as well as to the Company’s earnings and book value on a per share basis, depending on the price at which such additional shares are issued. Stockholders will not have preemptive rights to acquire any common stock issued in the future. Thus, current stockholders do not have a prior right to purchase any new issue of capital stock to maintain their proportionate ownership of our common stock.
Although the issuance of additional shares of common stock could, in certain instances, discourage an attempt by another person or entity to acquire control of us, we have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes. At present, we do not have any plans, arrangements, or understandings to issue any of the proposed additional shares of common stock that would be available as a result of the approval of the Share Increase Amendment, other than potentially through our existing at-the-market equity distribution program and equity compensation plans and upon the exercise or conversion of outstanding warrants or convertible notes. However, the Company expects to review and evaluate potential opportunities and transactions as they arise and on an ongoing basis, including capital raising activities and other corporate actions, to determine if such actions would be in the best interests of the Company and its stockholders. Unless our stockholders approve the Share Increase Amendment, we may not have sufficient unissued and unreserved authorized shares to engage in similar transactions in the future or to act on important growth, expansion, and recruiting priorities when they present.

The Share Increase Amendment
If effected, the Share Increase Amendment would (i) amend ARTICLE IV to increase the number of authorized shares of common stock from 80,000,0000 to 120,000,000, which will result in a corresponding increase in the total number of authorized shares of capital stock from 85,000,0000 to 125,000,000. The Share Increase Amendment would not increase the number of authorized shares of our undesignated preferred stock.
The proposed text of amended ARTICLE IV to reflect the Share Increase Amendment is set forth on Appendix C to this Proxy Statement (with additions shown as underlined and deletions shown as strike-outs) and incorporated herein by reference. The Company encourages stockholders to review the full text of the Share Increase Amendment. The general description of our Certificate of Incorporation and the Share Increase Amendment set forth herein is qualified in its entirety by reference to the text of Appendix C.
If this proposal is not approved by the Company’s stockholders, the number of authorized shares of capital stock and common stock shall remain 85,000,000 and 80,000,000, respectively.
Timing of Effectiveness of Amendment
Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement. If the Share Increase Amendment is approved by stockholders, then, promptly following the Annual Meeting, we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Share Increase Amendment, which will become effective upon filing. The Board of Directors retains the discretion to abandon and not implement the Share Increase Amendment at any time before it becomes effective. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this Proxy Statement that are approved by our stockholders.
Vote Required and Board of Directors Recommendation
If Proposal No. 4 is approved, the affirmative vote of a majority of the votes cast affirmatively or negatively shall be required to approve this Proposal No. 5, in which case abstentions and broker non-votes will have no effect on the approval of Proposal No. 5. If Proposal No. 4 is not approved, the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to approve this Proposal No. 5, in which case abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 5.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2024:
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,678,505(1)	$0(2)	130,129(3)

(1)
Includes 3,678,505 shares subject to outstanding RSU awards as of December 31, 2024, including the number of shares issuable at target levels of performance for PSUs.

(2)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs since RSUs have no exercise price.

(3)
Represents shares of common stock available for issuance in connection with future awards under our 2021 Plan.

2023 Equity Inducement Plan
On July 28, 2023, the Board adopted the Applied Optoelectronics, Inc. 2023 Equity Inducement Plan (the “Inducement Plan”), as recommended by the compensation committee, without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules (the “Listing Rule”).
The Inducement Plan provides for the grant of RSUs and other types of equity-based incentive compensation to individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company.
The terms and conditions of the Inducement Plan are substantially similar to the 2021 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award rules.
The principal features of the Inducement Plan are summarized below. This summary does not contain all information about the Inducement Plan and does not purport to be a complete description. A copy of the complete text of the Inducement Plan is filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the following description is qualified in its entirety by reference to such exhibit.
Purpose.   The purpose of the Inducement Plan is to attract, retain and motivate new employees of the Company and its affiliates by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration.   The compensation committee is authorized to administer the Inducement Plan. The administrator is authorized to select the new employees to be granted awards and, subject to the terms of the Inducement Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions, and provisions of such awards.
Eligibility.   Awards may be granted under the Inducement Plan to any new employee (including any officer) of the Company or its affiliates only as an incentive material to such employee entering into employment with the Company or any affiliate as provided in the Listing Rule who was not previously an employee or director of the Company or any affiliate or who previously provided services to the Company or any affiliate as an employee or director, but subsequently completed a period of bona fide non-employment by the Company or any affiliate sufficient for compliance with the Listing Rule.
Share Reserve.   The Inducement Plan authorizes the issuance of up to 800,000 shares of common stock.
Adjustments.   If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments as it, in its sole discretion, deems appropriate, to the maximum number and kind of securities (a) available for issuance under the Inducement Plan and subject to any outstanding award, including the per share price of such securities.
Types of Awards.   The Inducement Plan authorizes the grant of the following types of awards:
•
Restricted Stock, Restricted Stock Units and Other Stock Based Awards.   The administrator may grant awards of shares of stock, or awards denominated in units of stock. These awards may be made subject to repurchase or forfeiture restrictions at the administrator’s discretion. The restrictions may be based on continuous employment for a prescribed time period or the achievement of specified performance criteria, as determined by the administrator. RSUs represent an unfunded, unsecured right to receive the value of one share of common stock for each unit subject to the award in cash, common stock, or other securities on the date of vesting or settlement.

•
Performance Based Awards.   The administrator may grant awards subject to performance-based conditions. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

•
Stock Options and Stock Appreciation Rights (“SARs”).   The administrator may grant nonqualified stock options. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the Inducement Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of options assumed or substituted for in acquisition transactions. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment with us.

•
Other Stock or Cash-Based Awards.   The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the Inducement Plan.

Performance Criteria.   Any awards granted under the Inducement Plan may be subject to the achievement of performance objectives determined based on Company-wide, divisional, business unit or individual basis and may include performance objectives measuring achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; TSR; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and

other measures of performance selected by the administrator. Performance goals may be established on an absolute basis or relative to the performance of other companies.
Limited Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the instrument evidencing the award permits the participant to designate one or more beneficiaries or the administrator otherwise approves a transfer.
Change of Control or Liquidation.   Under the Inducement Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between a participant and us, upon the closing or consummation of the change of control:
•
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment will become vested and exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company.

•
In the event of a change of control that does not qualify as a company transaction or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully and immediately vested and exercisable or payable, and all applicable restrictions or forfeiture provisions, will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

•
All outstanding performance-based awards for which the payout level has been determined will be paid in accordance with the payout schedule for the award. All outstanding performance-based awards for which the payout level has not been determined will be prorated based on actual results measured against the performance goals as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award. With respect to a change of control that is a company transaction in which the awards could be converted, assumed, substituted for, or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent the awards are not converted, assumed, substituted for, or replaced by the successor company.

•
In the event of a company transaction, the administrator, in its discretion, may provide that a participant’s outstanding awards will be cashed out, net of any purchase or exercise prices applicable to such awards.

The Inducement Plan generally defines “change of control” as the occurrence of any of the following events:
•
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation, or similar transaction; or

•
a “corporate transaction”.

The Inducement Plan generally defines a “corporate transaction” as the occurrence of any of the following events:
•
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

•
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

•
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Amendment and Termination.   Our compensation committee is permitted to amend the Inducement Plan or any outstanding award granted under the Inducement Plan, provided that such amendment would not require approval of our stockholders pursuant to the Listing Rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s written consent, subject to certain limited exceptions set forth in the Inducement Plan. In addition, the compensation committee has broad authority to amend the Inducement Plan or any outstanding award without the consent of a participant, but subject to compliance with the Listing Rule, to the extent the compensation committee deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations, (b) ensure that an award is not subject to certain additional taxes, interest or penalties or (c) correct clerical or typographical errors.
Our Board or the compensation committee may suspend or terminate all or any portion of the Inducement Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The Inducement Plan has no fixed expiration date.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Party Transaction Policy
We have a written Related Party Transactions Policy. Pursuant to this policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction.
Related Person Transactions
There was no transaction or series of similar transactions since the beginning of fiscal 2024, or any currently proposed transaction, to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of April 17, 2025 by:
•
each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•
each of our named executive officers;

•
each of our current directors and nominees; and

•
all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table possesses sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Applicable percentage ownership in the following table is based on 55,342,560 shares of common stock outstanding as of April 17, 2025. Restricted stock units, or RSUs, which vest or will vest within 60 days of April 17, 2025, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such RSUs, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is c/o Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.
Names of Beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% or Greater Stockholders:
BlackRock, Inc.(1)	3,037,392	5.5%
D.E. Shaw & Co., L.P. and related entities and persons(2)	2,501,830	4.5%
Directors and Named Executive Officers:
Chih-Hsiang (Thompson) Lin(3)	1,022,488	1.9%
Richard B. Black(4)	157,813	*
Min-Chu (Mike) Chen(5)	180,054	*
Cynthia (Cindy) DeLaney(6)	127,321	*
Che-Wei Lin(7)	236,616	*
Elizabeth Loboa(8)	114,710	*
William H. Yeh(9)	223,538	*
Stefan J. Murry(10)	105,710	*
Hung-Lun (Fred) Chang(11)	108,085	*
Shu-Hua (Joshua) Yeh(12)	185,877	*
David Kuo(13)	36,633	*
All executive officers and directors as a group (11 persons)(14)	2,498,845	4.5%

(1)
Beneficial ownership as of September 30, 2024 as reported by BlackRock, Inc. (“BlackRock”) on a Schedule 13G filed with the SEC on November 8, 2024, pursuant to which BlackRock has sole voting power with respect to 2,965,614 shares and sole dispositive power with respect to 3,037,392 shares on behalf of itself and the following subsidiaries: BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC. The principal address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(2)
Beneficial ownership as of January 8, 2025 as reported by D. E. Shaw & Co., L.P., D. E. Shaw & Co., L.L.C., and David E. Shaw on a Schedule 13G filed with the SEC on January 15, 2025, pursuant to which D. E. Shaw & Co., L.P. has shared voting power and shared dispositive power with respect to 2,501,830 shares; D. E. Shaw & Co., L.L.C. has shared voting power and shared dispositive power with respect to 2,470,480 shares; and David E. Shaw has shared voting power and shared dispositive power with respect to 2,501,830 shares. D. E. Shaw & Co., L.P. may be deemed to beneficially own 2,501,830 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 31,450 shares under the management of D. E. Shaw Investment Management, L.L.C. D. E. Shaw & Co., L.L.C. may be deemed to beneficially own 2,470,480 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 100 shares in the name of D. E. Shaw Investment Management Special Investment Fund, L.L.C. David E. Shaw may be deemed to beneficially own 2,501,830 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 31,450 shares under the management of D. E. Shaw Investment Management, L.L.C. David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as the President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., and D. E. Shaw Composite Portfolios, L.L.C. and the managing member of D. E. Shaw Investment Management, L.L.C., which in turn is the investment adviser of D. E. Shaw Investment Management Special Investment Fund, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., D. E. Shaw Composite Portfolios, L.L.C., and D. E. Shaw Investment Management Special Investment Fund, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 2,501,830 shares as described above, and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. As further reported in the Schedule 13G, David E. Shaw disclaims beneficial ownership of such shares. The principal address for each reporting person is Two Manhattan West, 375 Ninth Avenue, 52nd Floor, New York, NY, 10001.

(3)
Includes (i) 996,059 shares of common stock and (ii) 56,429 RSUs which vest within 60 days of April 17, 2025. Dr. Lin is our President, Chief Executive Officer, and Chairman of the Board. Excludes shares of common stock subject to outstanding PSUs.

(4)
Includes (i) 153,692 shares of common stock (ii) 4,121 RSUs which vest within 60 days of April 17, 2025. Mr. Black is a member of our Board.

(5)
Includes (i) 160,933 shares of common stock; (ii) 4,121 RSUs which vest within 60 days of April 17, 2025; and (iii) 15,000 shares of common stock held of record by Yuh-Mei Chung. Ms. Chung is Dr. Chen’s spouse. Dr. Chen is a member of our Board.

(6)
Includes (i) 120,820 shares of common stock; (ii) 4,121 RSUs which vest within 60 days of April 17, 2025; and (iii) 2,380 shares of common stock held of record by Norman Kinsella. Mr. Kinsella is Ms. DeLaney’s spouse. Ms. DeLaney is a member of our Board.

(7)
Includes (i) 232,495 shares of common stock and (ii) 4,121 RSUs which vest within 60 days of April 17, 2025. Mr. Lin is a member of our Board.

(8)
Includes (i) 110,589 shares of common stock and (ii) 4,121 RSUs which vest within 60 days of April 17, 2025. Dr. Loboa is a member of our Board.

(9)
Includes (i) 219,417 shares of common stock and (ii) 4,121 RSUs which vest within 60 days of April 17, 2025. Mr. Yeh is a member of our Board.

(10)
Includes (i) 85,913 shares of common stock and (ii) 19,797 RSUs which vest within 60 days of April 17, 2025. Dr. Murry is our Chief Financial Officer and Chief Strategy Officer. Excludes shares of common stock subject to outstanding PSUs.

(11)
Includes (i) 90,458 shares of common stock and (ii) 17,627 RSUs which vest within 60 days of April 17, 2025. Dr. Chang is our Senior Vice President and North America General Manager. Excludes shares of common stock subject to outstanding PSUs.

(12)
Includes (i) 169,424 shares of common stock and (ii) 16,453 RSUs which vest within 60 days of April 17, 2025. Mr. Yeh is our Senior Vice President and Asia General Manager. Excludes shares of common stock subject to outstanding PSUs.

(13)
Includes (i) 24,787 shares of common stock and (ii) 11,846 RSUs which vest within 60 days of April 17, 2025. Mr. Kuo is our Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary. Excludes shares of common stock subject to outstanding PSUs.

(14)
Includes an aggregate of (i) 2,334,587 shares of common stock held directly and 17,380 shares of common stock held indirectly by our current executive officers and directors and (ii) 146,878 RSUs that vest within 60 days of April 17, 2025.

STOCKHOLDER PROPOSALS OR NOMINATIONS
TO BE PRESENTED AT NEXT ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2026 annual meeting of stockholders (the “2026 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, no later than the close of business on [ ], 2025 (120 days prior to the anniversary of this year’s mailing date). Stockholders must comply with the procedures and requirements of Rule 14a-8 for their proposal to be included in our proxy statement for the 2026 Annual Meeting.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals. For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Corporate Governance — Director Nominations” section of this Proxy Statement.
In addition, our By-laws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2026 Annual Meeting, other than proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting, which for 2026, will be no earlier than the close of business on [  ], 2026 nor later than the close of business on [  ], 2026. In addition to satisfying the requirements under our By-laws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting in accordance with Rule 14a-19 under the Exchange Act must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (for the 2026 Annual Meeting, such notice must be provided by [  ], 2026). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our By-laws or the applicable requirements of the Exchange Act and the rules and regulations thereunder.
TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering one copy of these materials, other than the proxy card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for the Company. Beneficial stockholders can request information about householding from their banks, brokers, or other nominees. Through householding, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards, to the extent requested. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Statement and Annual Report, or if you hold stock in more than one account and wish to receive only a single copy of the Proxy Statement or Annual Report for your household, please contact Broadridge Householding Department, in writing, at 51 Mercedes

Way, Edgewood, New York 11717, or by phone at (800) 542-1061 or (866) 540-7095. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple copies by revoking your consent to householding or wish to request single copies of the proxy materials in the future.
By order of the Board,
David Kuo
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
[        ], 2025

APPENDIX A
NON-GAAP FINANCIAL MEASURES — NON-GAAP EBITDA
As discussed in this Proxy Statement, in 2024 we established annual cash incentive plan targets for achieving certain operational milestones, one of which was a specified target of non-GAAP EBITDA. Non-GAAP EBITDA is calculated as our GAAP operating income (loss) as defined under generally accepted account principles, excluding amortization of intangible assets, share-based compensation expense, non-recurring expenses (income), unrealized foreign exchange gain (loss), non-recurring tax expenses (benefits), expenses associated with discontinued products, non-cash expenses associated with discontinued products, depreciation expense, and interest income (expense), which are all required under GAAP.
AOI management uses these non-GAAP financial measures internally to understand, manage and evaluate the business and establish its operational goals, review its operations on a period-to-period basis, for compensation evaluations, to measure performance, and for budgeting and resource allocation. AOI management believes it is useful for the Company and investors to review, as applicable, both GAAP information and non-GAAP financial measures to help assess the performance of AOI’s continuing business and to evaluate AOI’s future prospects. These non-GAAP measures, when reviewed together with the GAAP financial information, provide additional transparency and information for comparison and analysis of operating performance and trends. These non-GAAP measures exclude certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis. Because the Company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial results as presented in accordance with GAAP.
APPLIED OPTOELECTRONICS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands)
Twelve Months Ended December 31, 2024
Reconciliation of GAAP net loss attributable to Applied Optoelectronics, Inc. and non-GAAP EBITDA
GAAP Net Loss	$(194,022)
Share-based compensation expense	$14,790
Expense associated with discontinued products	$300
Non-cash expenses associated with discontinued products	$4,201
Amortization of intangible assets	$438
Non-recurring expense (income)	$121,521
Unrealized exchange loss (gain)	$591
Tax (benefit) expense related to the above	$—
Depreciation expense	$16,012
Interest (income) expense, net	$5,953
Non-GAAP EBITDA	$(30,216)

A-1

APPENDIX B
VOTE CLARIFICATION AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
1.   Amend the second sentence of ARTICLE IV as follows:
Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by ~~the affirmative~~ a vote of the holders of ~~a majority in voting power of the outstanding shares of~~ the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
2.   Amend ARTICLE X of the Certificate as follows:
ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. ~~Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that~~ Notwithstanding any other provisions of this Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by law or by this Certificate, the affirmative vote of not less than 66 2/3% of the outstanding shares of capital stock entitled to vote thereon ~~such amendment or repeal~~, and the affirmative vote of not less than 66 2/3% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate. For the avoidance of doubt, the Corporation expressly elects to be governed by the provisions of Section 242(d) of the DGCL.

B-1

APPENDIX C
SHARE INCREASE AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Amend the first sentence of ARTICLE IV as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is ~~85~~125,000,000, of which (i) ~~80~~120,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).

C-1

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION

APPLIED OPTOELECTRONICS, INC.

SCAN TO
VIEW MATERIALS & VOTE

APPLIED OPTOELECTRONICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Class III Directors for Election:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chih-Hsiang (Thompson) Lin
02) Richard B. Black
03) Min-Chu (Mike) Chen, Ph.D.

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

NOTE: In their discretion, the Proxies (or their substitutes) are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting including, without limitation, procedural and other matters related to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nominee if any nominee named above is unwilling or unable to, or for good cause will not, serve if elected.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETIONSCAN TOVIEW MATERIALS & VOTE APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD.SUGAR LAND, TX 77478 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark and sign your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72304-P32018 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD SHOULD BE SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

V72305-P32018

APPLIED OPTOELECTRONICS, INC.
Annual Meeting of Stockholders
[TBD], 2025 [TBD] A.M. Central Time
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies heretofore given, hereby appoint(s) Chih-Hsiang (Thompson) Lin and David Kuo, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at [TBD] A.M. Central Time on [TBD], 2025, at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4, and 5.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V72305-P32018